UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GNC HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

April 9, 2015

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of GNC Holdings, Inc. (the “Company”) to be held on Thursday, May 21, 2015 at 8:00 A.M. Eastern Time at the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania 15219.
The agenda for the Annual Meeting includes:
•The election of nine directors named in the attached proxy statement to our Board of Directors (Proposal 1);

•	An advisory vote to approve the compensation paid to our named executive officers described herein (commonly known as a “say-on-pay” proposal) (Proposal 2);

•	The approval of the adoption of our 2015 Stock and Incentive Plan, which prior to its amendment and restatement was named our 2011 Stock and Incentive Plan (Proposal 3); and

•	The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for our 2015 fiscal year (Proposal 4).

Our Board of Directors recommends that you vote FOR all of the above Proposals.
Your interest in the Company and your vote are very important to us. The enclosed proxy materials contain detailed information regarding the business that will be considered at the Annual Meeting. We encourage you to read the proxy materials and vote your shares as soon as possible. You may vote your proxy via the Internet or telephone or, if you received a paper copy of the proxy materials, by mail by completing and returning the proxy card.
On behalf of the Company, I would like to express our appreciation for your ongoing interest in GNC.
Very truly yours,
Michael G. Archbold
Chief Executive Officer

GNC HOLDINGS, INC.
NOTICE OF
2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2015

DATE AND TIME        8:00 a.m. on Thursday, May 21, 2015
PLACE            Omni William Penn Hotel
530 William Penn Place
Pittsburgh, Pennsylvania 15219

ITEMS OF BUSINESS
(1) To elect nine directors named in these proxy materials to hold office until our 2016 Annual Meeting and until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal 1).

(2) To approve, by non-binding vote, the compensation paid to our named executive officers in 2014, as disclosed in these proxy materials (commonly known as a “say-on-pay” proposal) (Proposal 2).
(3) To approve the adoption of our 2015 Stock and Incentive Plan, which prior to its amendment and restatement was named our “2011 Stock and Incentive Plan” (Proposal 3).
(4) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for our 2015 fiscal year (Proposal 4).
(5) To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE	You are entitled to vote only if you were a stockholder of record at the close of business on March 27, 2015.

PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote online at www.proxyvote.com or via telephone by calling 1-800-690-6903, or to complete and return a proxy card (no postage is required).

REQUIRED VOTE
The affirmative vote of a majority of the votes cast by our stockholders in person or represented by proxy at the Annual Meeting is required to approve each of the Proposals described in these proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 21, 2015: As permitted by rules adopted by the Securities and Exchange Commission, rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of Internet availability of proxy materials containing instructions on how to access these proxy materials and submit their respective proxy votes online. This proxy statement, our 2014 Annual Report to stockholders and the proxy card are available at www.proxyvote.com. You will need your notice of Internet availability or proxy card to access these proxy materials.

James M. Sander
April 9, 2015    Senior Vice President, Chief Legal Officer and Secretary

TABLE OF CONTENTS

PROXY STATEMENT	1
ELECTION OF DIRECTORS (PROPOSAL 1)	5
OTHER INFORMATION CONCERNING OUR BOARD	8
EXECUTIVE OFFICERS	17
ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 2)	19
COMPENSATION DISCUSSION AND ANALYSIS	20
COMPENSATION COMMITTEE REPORT	32
NAMED EXECUTIVE OFFICER COMPENSATION	33
APPROVAL OF THE ADOPTION OF THE 2015 STOCK AND INCENTIVE PLAN (PROPOSAL 3)	44
RATIFICATION OF APPOINTMENT OF AUDITORS (PROPOSAL 4)	56
AUDIT COMMITTEE REPORT	58
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	59
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61
OTHER INFORMATION	62
APPENDIX A	A-1

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222

PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS
May 21, 2015

The Board of Directors (the “Board”) of GNC Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), has prepared this document to solicit your proxy to vote upon certain matters at our 2015 annual meeting of stockholders (the “Annual Meeting”).
These proxy materials contain information regarding the Annual Meeting, to be held on Thursday, May 21, 2015, beginning at 8:00 a.m. Eastern Time at the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania 15219, and at any adjournment or postponement thereof. As permitted by the rules adopted by the Securities and Exchange Commission (the “SEC”), rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of Internet availability of proxy materials (the “Notice”) containing instructions on how to access and review these proxy materials and submit their respective proxy votes online. If you receive the Notice and would like to receive a paper copy of these proxy materials, you should follow the instructions for requesting such materials located at www.proxyvote.com.
QUESTIONS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
It is anticipated that we will begin mailing this proxy statement, the proxy card, our Annual Report to Stockholders for the year ended December 31, 2014 (the “Annual Report”) and the Notice, and that these proxy materials will first be made available online to our stockholders, on or about April 9, 2015. The information regarding stock ownership and other matters in this Proxy Statement is as of March 27, 2015 (the “Record Date”), unless otherwise indicated.

What may I vote on?
You may vote on the following proposals:

•
the election of nine directors to serve until our 2016 annual meeting of stockholders (the “2016 Annual Meeting”) and their respective successors have been duly elected and qualified, or their earlier resignation or removal (Proposal 1);

•	the approval, by non-binding vote, of the compensation paid to our named executive officers in 2014, as disclosed in these proxy materials (commonly known as a “say-on-pay” proposal) (Proposal 2);

•	the approval of the adoption of our 2015 Stock and Incentive Plan, which prior to its amendment and restatement was named our 2011 Stock and Incentive Plan (the “2015 Plan”) (Proposal 3); and

•	the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent auditors for our 2015 fiscal year (Proposal 4).

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF OUR DIRECTORS (PROPOSAL 1), FOR THE APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS IN 2014 (“SAY-ON-PAY”) (PROPOSAL 2), FOR THE APPROVAL OF THE 2015 PLAN (PROPOSAL 3), AND FOR THE RATIFICATION OF THE APPOINTMENT OF PWC AS INDEPENDENT AUDITORS (PROPOSAL 4).
Who may vote?
Stockholders of record of our Class A common stock, par value $0.001 per share (“Common Stock”), at the close of business on the Record Date are entitled to receive the Notice and these proxy materials and to vote their respective shares at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter that is properly brought before the Annual Meeting. As of the Record Date, there were 87,760,628 shares of Common Stock issued and outstanding.
How do I vote?
We encourage you to vote your shares via the Internet. How you vote will depend on how you hold your shares of Common Stock.
Stockholders of Record
If your Common Stock is registered directly in your name with our transfer agent, American Stock, Transfer & Trust Company, LLC, you are considered a stockholder of record with respect to those shares, and a full paper set of these proxy materials is being sent directly to you. As a stockholder of record, you have the right to vote by proxy.
You may vote by proxy in any of the following three ways:
Internet. Go to www.proxyvote.com to use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website.
Phone. Call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call.
Mail. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Voting by any of these methods will not affect your right to attend the Annual Meeting and vote in person. However, for those who will not be voting in person at the Annual Meeting, your final voting instructions must be received by no later than 11:59 p.m. Eastern Time on May 20, 2015.
Beneficial Owners
Most of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and the Notice is being forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote. Your broker, bank or nominee has enclosed a voting instruction form for you to use in directing the broker, bank or nominee on how to vote your shares. If you hold your shares through a New York Stock Exchange

(“NYSE”) member brokerage firm, that member brokerage firm has the discretion to vote shares it holds on your behalf with respect to Proposal 4 (the ratification of PwC as independent auditors for our 2015 fiscal year), but not with respect to Proposal 1 (the election of directors), Proposal 2 (the say-on-pay proposal) or Proposal 3 (approval of the 2015 Plan), as more fully described under “What is a broker ‘non-vote’?” below.
Can I change my vote?
Yes. If you are the stockholder of record, you may revoke your proxy before it is exercised by doing any of the following:

•	voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time on May 20, 2015;

•	timely sending a letter to us stating that your proxy is revoked;

•	signing a new proxy and timely sending it to us; or

•	attending the Annual Meeting and voting by ballot.

Beneficial owners should contact their broker, bank or nominee for instructions on changing their votes.

How many votes must be present to hold the Annual Meeting?
A “quorum” is necessary to hold the Annual Meeting. A quorum is a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting. They may be present at the Annual Meeting or represented by proxy. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum.
How many votes are needed to approve the proposals?
At the Annual Meeting, a “FOR” vote by a majority of votes cast is required for each of the proposals described in this proxy statement, including Proposal 1 (the election of directors), Proposal 2 (the say-on-pay proposal), Proposal 3 (the approval of the 2015 Plan), and Proposal 4 (the ratification of PwC as independent auditors for our 2015 fiscal year).
For Proposals 1, 2 and 4, a “FOR” vote by a “majority of votes cast” means that the number of shares voted “FOR” exceeds the number of shares voted “AGAINST.” For Proposal 3, a “FOR” vote by a “majority of votes cast” means that the number of shares voted “FOR” exceeds the number of shares voted “AGAINST,” plus abstentions.

What is an abstention?
An abstention is a properly signed proxy card that is marked “ABSTAIN.” In the case of Proposals 1, 2 and 4, abstentions do not constitute votes “FOR” or votes “AGAINST” and, therefore, will have no effect on the outcome of any of those proposals. However, under NYSE rules, abstentions will have the effect of a vote “AGAINST” Proposal 2.
What is a broker “non-vote?”
A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received timely instructions from the beneficial owner. Under current applicable rules, Proposal 4 (the ratification of PwC as independent auditors for our 2015 fiscal year) is a “discretionary” item upon which NYSE member brokerage firms that hold shares as nominee may vote on behalf of the beneficial owners if such beneficial owners have not furnished voting instructions by the tenth day before the Annual Meeting.

However, NYSE member brokerage firms that hold shares as a nominee may not vote on behalf of the beneficial owners on Proposal 1 (the election of directors), Proposal 2 (the say-on-pay proposal) and Proposal 3 (approval of the 2015 Plan) unless you provide voting instructions. Therefore, if a NYSE member brokerage firm holds your Common Stock as a nominee, please instruct your broker how to vote your Common Stock on each of these proposals. This will ensure that your shares are counted with respect to each of these proposals. Broker “non-votes” do not constitute votes “FOR” or votes “AGAINST” and therefore will have no effect on the outcome of any of the proposals.
Will any other matters be acted on at the Annual Meeting?
If any other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy will have discretion to vote on those matters. As of December 12, 2014, the date by which any proposal for consideration at the Annual Meeting submitted by a stockholder must have been received by us to be presented at the Annual Meeting, and as of the date of these proxy materials, we did not know of any other matters to be presented at the Annual Meeting.
Who pays for this proxy solicitation?
We will pay the expenses of soliciting proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or associates for no additional compensation. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing these proxy materials to the beneficial owners of Common Stock held of record by such persons.
Whom should I call with other questions?
If you have additional questions about these proxy materials or the Annual Meeting, please contact: GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania, 15222, Attention: James M. Sander Telephone: (412) 288-4600.

ELECTION OF DIRECTORS
(PROPOSAL 1)
The Board is currently composed of nine directors. Each director nominee listed below will stand for election at the upcoming Annual Meeting for a one-year term expiring at our 2016 annual meeting of stockholders and upon the due election and qualification of his or her successor, or until his or her earlier resignation or removal. Annually, the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) recommends to the Board for its approval the slate of director nominees to be nominated for election.
In connection with the Annual Meeting, the Board, upon the recommendation of the Nominating Committee, has nominated each of Michael G. Archbold, Jeffrey P. Berger, Alan D. Feldman, Michael F. Hines, Amy B. Lane, Philip E. Mallott, Robert F. Moran, C. Scott O’Hara and Richard J. Wallace (collectively, the “Nominees”) for election for a one-year term expiring at our 2016 annual meeting of stockholders.
All of the nominees have indicated their willingness to serve if elected. If, at the time of the meeting, any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named therein for such other nominee as the Board may designate, or the Board may elect to decrease the size of the Board.
Set forth below is information concerning each of our directors, and the key experience, qualifications and skills he or she brings to the Board.
Recommendation
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.
The Nominees
Michael G. Archbold, 54, became our Chief Executive Officer and one of our directors in August 2014. He previously served as Chief Executive Officer of The Talbots Inc. from August 2012 until June 2013. Prior to that, Mr. Archbold was the President and Chief Operating Officer of Vitamin Shoppe, Inc. a nutritional products retailer (“Vitamin Shoppe”), from April 2011 until June 2012, having served as its Executive Vice President, Chief Operating Officer, and Chief Financial Officer since April 2007. Mr. Archbold served as Executive Vice President / Chief Financial and Administrative Officer of Saks Fifth Avenue, a luxury retailer, from 2005 to 2007 and, prior to that, as Chief Financial Officer for AutoZone, Inc., a leading auto parts retailer (“AutoZone”). He currently serves as a director of Express, Inc., where he is a member of the audit committee, and previously served as a director of The Talbots Inc. and of Borders Group, Inc.
Jeffrey P. Berger, 65, became one of our directors in March 2011. Mr. Berger currently is a private investor. From 2008 until April 2013, Mr. Berger served as a consultant to H. J. Heinz Company, a leading producer and marketer of healthy and convenient foods (“Heinz”). From 2007 to 2008, Mr. Berger was the Chairman of Global Foodservice of Heinz. From 2005 to 2007, Mr. Berger was the Executive Vice President, President and Chief Executive Officer of Heinz Foodservice. From 1994 to 2005, Mr. Berger was President and Chief Executive Officer of Heinz North America Foodservice. Mr. Berger currently serves on the board of directors of Big Lots, Inc., a discount retailer (“Big Lots”), for which he chairs the nominating/corporate governance committee and serves as a member of the compensation committee. Mr. Berger’s years of experience as an executive officer at Heinz, in addition to his public company board experience, led to the conclusion that he should serve as a director on the Board.
Alan D. Feldman, 63, became one of our directors in June 2013. Mr. Feldman most recently served as Chairman, President and Chief Executive Officer of Midas, Inc., a provider of retail automotive services, from May 2006 until its merger with TBC Corporation in May 2012 and as its President and CEO from January 2003 until May 2006. From 1994 through 2002, Mr. Feldman held senior management posts at McDonald’s Corporation and, prior to that, with the Pizza Hut and Frito-Lay units of PepsiCo, Inc. Mr. Feldman also currently serves on the board of directors of Foot Locker, Inc. and of John Bean Technologies Corporation. Mr. Feldman’s recognized leadership skills and years of broad-based experience in independent, franchised retail operations, brand management and customer relations led to the conclusion that he should serve as a director on the Board.

Michael F. Hines, 59, became one of our directors in November 2009. He was appointed Chairman of our Board in August 2014, and prior to that, served as our Lead Independent Director since July 2012. Mr. Hines was the Executive Vice President and Chief Financial Officer of Dick’s Sporting Goods, Inc., a sporting goods retailer, from 1995 to March 2007. From 1990 to 1995, he held management positions with Staples, Inc., most recently as Vice President, Finance. Earlier, he spent 12 years in public accounting, the last eight years with the accounting firm Deloitte & Touche, LLP in Boston. Mr. Hines serves on the board of directors of The TJX Companies, Inc., a retailer of apparel and home fashions (“TJX”), and is the chair of its audit committee and a member of its finance committee. He also serves on the board of directors of Dunkin Brands Group, Inc., the parent company of Dunkin’ Donuts and Baskin-Robbins, for which he chairs the audit committee and is a member of the nominating and corporate governance committee. Mr. Hines’s experience as a financial executive and certified public accountant, coupled with his extensive knowledge of financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process of large retailers, led to the conclusion that he should serve as a director on the Board.
Amy B. Lane, 62, became one of our directors in June 2011. Ms. Lane was a Managing Director and Group Leader of the Global Retailing Investment Banking Group at Merrill Lynch & Co., Inc., an investment bank, from 1997 until her retirement in 2002. Ms. Lane previously served as a Managing Director at Salomon Brothers, Inc., an investment bank, where she founded and led the retail industry investment banking unit. Ms. Lane serves on the board of directors of TJX, and is the chair of its finance committee and a member of its audit and executive committees. Additionally, she serves on the board of directors of Nextera Energy, Inc., an electric utility holding company, and as a member of its finance committee and on the board of directors of Urban Edge Properties, a REIT spun off from Vornado Realty Trust. Ms. Lane’s experience as the leader of two investment banking practices covering the global retailing industry has given her substantial experience with financial services, capital markets, finance and accounting, capital structure, acquisitions and divestitures in the retail industry as well as management, leadership and strategy, which led to the conclusion that she should serve as a director on the Board.
Philip E. Mallott, 57, became one of our directors in July 2012. Mr. Mallott retired as Vice President, Finance and Chief Financial Officer of Intimate Brands, Inc., a clothing retailer and former subsidiary of Limited Brands, Inc., and is currently a director of Big Lots, for which he serves as non-executive chair and as the chair of the audit committee. He most recently provided retail stock research as an independent consultant to Westminster Research Associates LLC and, prior to that, as an analyst for Coker & Palmer, Inc. Mr. Mallott previously served as a director of Tween Brands, Inc. from 2000 to 2009. Mr. Mallott’s experience as a certified public accountant, his service on the boards of other public companies and charitable organizations, and his experience in leadership roles with other retailers led to the conclusion that he should serve as a director on the Board.

Robert F. Moran, 64, became one of our directors in June 2013. Mr. Moran most recently served as Chairman and Chief Executive Officer of PetSmart, Inc., a leading specialty provider of pet products, services and solutions (“PetSmart”), from February 2009 to June 2013. Prior to being appointed Chairman, Mr. Moran was PetSmart’s President and Chief Executive Officer from June 2009 to January 2012 and its President and Chief Operating Officer from December 2001 to June 2009. Before joining PetSmart in 1999, Mr. Moran was president of Toys “R” Us Canada. Mr. Moran served on the boards of directors of Collective Brands, Inc. from March 2005 to October 2012 and of PetSmart from September 2009 to June 2013. He currently serves on the boards of directors of Hanesbrands, Inc. and the USA Track & Field Foundation. Mr. Moran’s more than 30 years of executive leadership experience, both domestically and internationally, and extensive retail experience and expertise led to the conclusion that he should serve as a director on the Board.

C. Scott O’Hara, 53, became one of our directors in February 2013. Mr. O’Hara was an Executive Vice President of Heinz, serving as President and Chief Executive Officer of Heinz North America from July 2009 to August 2012. He previously served as Heinz’s Executive Vice President and Chief Executive Officer of Heinz Europe and formerly as Executive Vice President -- Asia Pacific/Rest of World. Prior to joining Heinz in 2006, Mr. O’Hara was an executive of the Gillette Company serving in various global operating and management roles for 14 years. He currently serves on the board of directors of Ecolab Inc., a leader in water, hygiene and energy technologies and services, and is a member of its finance and safety, health and environment committees, having previously served on its audit committee. Mr. O’Hara’s knowledge of the food industry and his international business experience led to the conclusion that he should serve as a director on the Board.
Richard J. Wallace, 64, became one of our directors in July 2010. Mr. Wallace served as a Senior Vice President for Research and Development at GlaxoSmithKline, a global pharmaceutical company (“GSK”), from 2004 until his retirement in 2008. Prior to that, he served in various executive capacities for GSK and its predecessor companies and their subsidiaries from 1992 to 2004. Mr. Wallace is also a director of ImmunoGen, Inc. and served as a director of Clinical Data Inc. from September 2007 to April 2011. Mr. Wallace’s years of experience at several large pharmaceutical and consumer products companies and his significant corporate governance experience through his service on the boards of directors of other companies led to the conclusion that he should serve as a director on the Board.
The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 1.

OTHER INFORMATION CONCERNING OUR BOARD
Board Composition
The Board is currently composed of Michael G. Archbold, Jeffrey P. Berger, Alan D. Feldman, Michael F. Hines, Amy B. Lane, Philip E. Mallott, Robert F. Moran, C. Scott O’Hara and Richard J. Wallace. Joseph M. Fortunato, the Company’s former President and Chief Executive Officer, also served as a director and as Chairman of our Board for a portion of fiscal 2014 until his resignation in August 2014. Mr. Archbold was appointed to serve as a director by the unanimous vote of our Board in August 2014, filling the vacancy created by Mr. Fortunato’s resignation.
The Board has adopted Corporate Governance Guidelines, which are available on the Corporate Governance page of the Investor Relations section of our website located at www.gnc.com and will be provided to any stockholder free of charge upon request.
Board Meetings in 2014
The Board held nine meetings during our fiscal year ended December 31, 2014.
Director Attendance
During our fiscal year ended December 31, 2014, all of our directors attended at least 75% of the total number of meetings of the Board and committees on which he or she served that were held during the period he or she served as a director or committee member, as applicable. We encourage, but do not require, our directors to attend our annual meetings of stockholders. All of our current directors who were serving on the Board at the time of our 2014 Annual Meeting attended the meeting.
Director Independence
Our Common Stock has been listed for trading on the NYSE under the symbol “GNC” since March 31, 2011. The Board, upon the findings of the Nominating Committee, has determined that each of Ms. Lane and Messrs. Berger, Feldman, Hines, Mallott, Moran, O’Hara and Wallace is “independent” within the meaning of Rule 303A.02 of the NYSE Listed Company Manual, and no family relationships exist among such nominees and any of our executive officers.
Leadership Structure
In July 2012, the Board adopted guidelines that provide the Board with the discretion and flexibility to decide if the roles of the Chief Executive Officer and Chairperson of the Board are to be separate or combined. In the event that the Chairperson of the Board is not an independent director, the Nominating Committee may designate an independent director to serve as the Lead Independent Director to facilitate communications between members of the Board and the Chairperson and/or Chief Executive Officer, chair meetings of the non-management or independent directors in executive session and otherwise consult with the Chairperson and/or Chief Executive Officer on matters relating to corporate governance and Board performance.
Prior to August 2014, our leadership structure did not separate the offices of Chief Executive Officer and Chairman of the Board, with Mr. Fortunato serving in both positions and Mr. Hines serving as Lead Independent Director. Effective August 4, 2014, the roles were separated, when in connection with Mr. Fortunato’s departure from the Company, the Board appointed Mr. Archbold to serve as Chief Executive Officer and Mr. Hines to serve as Chairman of the Board.

Risk Oversight
The Board plays an active role in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee and Finance Committee each have responsibilities related to the oversight of management of financial risks. The Compensation and Organizational Development Committee (the “Compensation Committee”) is responsible for overseeing the management of risks relating to our executive compensation policies and arrangements. The Nominating Committee is responsible for managing risks relating to our director compensation policies and arrangements, the independence of the Board and other corporate governance matters. While each of the Committees is responsible for evaluating certain risks and overseeing the management of such risks, the Board as a whole is regularly informed of the conclusions of such evaluations through reports of the Committees.
Board Committees
Each of the following Committees is a standing committee of the Board. The Board has adopted a written charter for the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating Committee, each of which is available on the Corporate Governance page of the Investor Relations section of our website located at www.gnc.com and will be provided to any stockholder free of charge upon request. Further, each member of the Audit Committee, Compensation Committee, Finance Committee and Nominating Committee has been determined by the Board to be independent under the NYSE’s current listed company standards.
Audit Committee
The Audit Committee, which held eight meetings during our fiscal year ended December 31, 2014, consists of Jeffrey P. Berger, Michael F. Hines, C. Scott O’Hara and Philip E. Mallott, who acts as its chair. The Board has determined that each of Messrs. Hines and Mallott qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K and has the attributes set forth in such section.
The principal duties and responsibilities of the Audit Committee are to:

•	monitor our financial reporting process and internal control system;

•	appoint and replace our independent registered public accounting firm from time to time, determine its compensation and other terms of engagement and oversee its work;

•	oversee our audit and financial statements and related disclosures;

•	oversee the performance of our internal audit function; and

•	oversee our compliance with legal, ethical and regulatory matters.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
Compensation and Organizational Development Committee
The Compensation Committee, which held six meetings during our fiscal year ended December 31, 2014, consists of Amy B. Lane, Philip E. Mallott, Robert F. Moran and Richard J. Wallace, who acts as its chair.
The principal duties and responsibilities of the Compensation Committee are to:

•	oversee the development and implementation of our executive compensation policies and objectives;

•	determine the structure of our executive compensation packages generally;

•	determine the actual compensation paid to each of our senior executives and evaluate the performance of our Chief Executive Officer;

•	determine stock ownership guidelines for the Company’s directors and executives and monitor compliance with those guidelines;

•	review potential risk to the Company from its compensation policies and program, including incentive compensation plans; and

•
review and recommend to the Board for approval the frequency with which the Company will conduct stockholder advisory votes on executive compensation, taking into account the results of the most recent stockholder advisory vote.

Compensation Committee Interlocks and Insider Participation. For our fiscal year ended December 31, 2014, (i) no member of the Compensation Committee has (a) served as one of our officers or employees or (b) had any relationship requiring disclosure under Item 404 of Regulation S-K, and (ii) none of our executive officers served as a director or member of the compensation committee of another entity whose executive officers served on the Board or the Compensation Committee.
Finance Committee
The Finance Committee, which was formed in October 2014 but did not conduct any meetings during our fiscal year ended December 31, 2014, consists of Alan D. Feldman, Robert F. Moran and Amy B. Lane, who acts as its chair.
The principal duties and responsibilities of the Finance Committee are to:

•
review and make recommendations to the Board with respect to the Company’s financial condition and long-range financial plans and strategies, including as they relate to the management of financial risk;

•
review and make recommendations to the Board with respect to the Company’s capital structure and the principal terms and conditions of significant proposed borrowings and issuances of debt or equity securities by the Company and its subsidiaries;

•	review and make recommendations to the Board with regard to the Company’s proposed dividend policies and the repurchase or redemption of Company securities;
•review and oversee the Company’s investment and cash management policies;
•review and oversee the Company’s foreign currency exchange and other hedging policies;

•	review and make recommendations to the Board with respect to capital investment criteria, capital expenditures and annual lease commitments for the Company;

•	review and make recommendations to the Board with respect to the Company’s insurance and self-insurance programs (including directors’ and officers’ liability policies);

•
review and make recommendations to the Board with respect to the Company’s defense profile, strategies and plans for significant mergers, acquisitions, divestitures, joint ventures and other investments and strategic plans; and

•	review the Company’s stock ownership profile and the performance of the Company’s Common Stock.
Nominating and Corporate Governance Committee
The Nominating Committee, which held four meetings during our fiscal year ended December 31, 2014, consists of Alan D. Feldman, C. Scott O’Hara, Richard J. Wallace and Jeffrey P. Berger, who acts as its chair.

The principal duties and responsibilities of the Nominating Committee are as follows:

•	to establish criteria for board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations to the Board regarding board governance matters and practices; and

•	to determine the structure and oversee the development and implementation of our director compensation policies and objectives.

Director Qualifications; Nominating Committee Process. The Nominating Committee’s policy is to identify potential director nominees from any properly submitted nominations, including any properly submitted nominations from our stockholders, and subsequently evaluate each potential nominee. Stockholders may nominate director candidates for consideration by the Nominating Committee as set forth below.
To be timely for consideration by the Nominating Committee, notice of a proposed nomination must be delivered to or mailed and received at the Company’s principal executive offices not earlier than 120 days nor fewer than 90 days in advance of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of its stockholders; provided, however, that if the date of the annual meeting is more than 30 days prior to or delayed by more than 70 days after the anniversary of the preceding year’s annual meeting, the nomination must be received not earlier than the 120th day prior to the date of such annual meeting nor later than the later of (i) the 90th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is first made.
In addition to information regarding the nominating stockholder as set forth in the Company’s amended and restated by-laws, such stockholder’s notice must set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence address of such individual;

•	the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•	the date such shares were acquired and the investment intent of such acquisition;

•
whether such stockholder believes any such individual is, or is not, “independent” as set forth in the requirements established by NYSE or any other exchange or automated quotation service on which the Company’s securities are listed, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and

•
all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder.

Any such submission must be accompanied by the written consent of the individual whom the stockholder proposes to nominate to being named in the proxy statement as a nominee and to serving as a director if elected.
The Nominating Committee may, but is not required to, consider nominations not properly submitted in accordance with the Company’s Corporate Governance Guidelines, and the Committee may request further information and documentation from any proposed nominee or from any stockholder proposing a nominee. All nominees properly submitted to the Company (or which the Nominating Committee otherwise elects to consider) will be evaluated and considered by members of the Nominating Committee using the same criteria as nominees identified by the Nominating Committee itself.
In evaluating the suitability of individual candidates (both new candidates and current Board members), in recommending candidates for election, and in approving (and, in the case of vacancies, appointing) such candidates, the Nominating Committee considers, in addition to such other factors as it shall deem relevant, the desirability of selecting directors who:

•	are of high character and possess fundamental qualities of intelligence, honesty, good judgment, integrity, fairness and responsibility;

•	have the ability to make independent analytical inquiries and possess a general understanding of marketing, finance, and other elements relevant to the success of a publicly traded company;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	understand our business on a technical level and have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of our Company;
are able to work with the other members of the Board and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating Committee conducts the appropriate and necessary inquiries (as determined by the Nominating Committee) with respect to the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our stockholders, and, upon consideration of all relevant factors and circumstances, recommends to the Board for its approval the slate of director nominees to be nominated for election at our annual meeting of stockholders. The Nominating Committee considers potential nominees without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The Nominating Committee has not adopted a formal policy with respect to diversity.
Organizational Development Committee
The Organizational Development Committee, which was an ad hoc committee of the Board established in October 2013 to consider leadership succession planning and other related issues, was dissolved in October 2014. Certain of the Organizational Development Committee’s duties were assumed by the Compensation Committee when the Organizational Development Committee was dissolved.

Director Compensation
The following table presents information regarding the compensation of our non-employee directors with respect to our fiscal year ended December 31, 2014 and should be read in conjunction with “Narrative to the Director Compensation Table” below. No director who is or was at any time during 2014 an employee of the Company, including Mr. Archbold or Mr. Fortunato, receives or has ever received any compensation for serving on the Board. Compensation for Messrs. Archbold and Fortunato is discussed under "Compensation Discussion and Analysis" and "Named Executive Officer Compensation" below.

	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Name	($)	($)(1)(2)	($)	($)

Jeffrey Berger	102,500 (3)	95,000	—	197,500
Alan Feldman	103,333(4)	95,000	—	198,333
Michael Hines	163,788 (5)	95,000	—	258,788
Amy Lane	95,625 (6)	95,000	—	190,625
Philip Mallott	100,000 (7)	95,000	—	195,000
Robert Moran	95,000 (8)	95,000	—	190,000
Scott O’Hara	92,500 (9)	95,000	—	187,500
Richard Wallace	102,500 (10)	95,000	—	197,500

(1)
Reflects the approximate aggregate grant date fair value of the 2014 annual restricted stock awards granted to each of the directors computed in accordance with FASB ASC Topic 718. The 2014 annual awards were granted on May 21, 2014, had an approximate aggregate grant date fair value of $95,000 for each director and will vest on the first anniversary of the grant date, provided the director has remained in service until the vesting date.

(2)	The table below sets forth the number of stock awards and the exercisable and unexercisable stock options held by the listed directors as of December 31, 2014.

		Option Awards Outstanding

Name	Stock Awards Outstanding	Exercisable	Unexercisable

Jeffrey Berger	2,601	7,000	7,000

Alan Feldman	2,601	—	—

Michael Hines	2,601	36,920	—

Amy Lane	2,601	16,500	14,000

Philip Mallott	2,601	—	—

Robert Moran	2,601	—	—

Scott O’Hara	2,601	—	—

Richard Wallace	2,601	28,000	3,500

(3)
Reflects aggregate annual retainers paid to Mr. Berger, including $70,000 for his service as a director, $10,000 for his service as Chairperson of the Nominating Committee, $10,000 for his service as a member of the Nominating Committee and $12,500 for his service as a member of the Audit Committee.

(4)
Reflects aggregate annual retainers to which Mr. Feldman is entitled, including $70,000 for his service as a director, $8,333 for his service as Chairperson of the Organizational Development Committee, $12,500 for his service as a member of the Organizational Development Committee through its dissolution in October 2014, $10,000 for his service as a member of the Nominating Committee and $2,500 for his service, beginning in October 2014, as a member of the Finance Committee. Mr. Feldman elected to defer receipt of such amounts pursuant to the Non-Qualified Deferred Compensation Plan that we maintain for our directors.

(5)
Reflects aggregate annual retainers paid to Mr. Hines, including of $70,000 for his service as a director, $8,750 for his service as Chairperson of the Audit Committee through July 2014, $12,500 for his service as a member of the Audit Committee, $12,500 for his service as a member of the Organizational Development Committee through October 2014, $14,583 for his service as Lead Independent Director through July 2014 and $45,455 for his service as Chairman from August 2014 through December 2014.

(6)
Reflects aggregate annual retainers paid to Ms. Lane, including $70,000 for her service as a director, $10,000 for her service as a member of the Compensation Committee, $12,500 for her service as a member of the Organizational Development Committee through October 2014 and $3,125 for her service as Chairperson of the Finance Committee beginning in October 2014.

(7)
Reflects aggregate annual retainers paid to Mr. Mallott, including $70,000 for his service as a director, $12,500 for his service as a member of the Audit Committee, $7,500 for his service as Chairperson of the Audit Committee beginning in August 2014 and $10,000 for his service as a member of the Compensation Committee.

(8)
Reflects aggregate annual retainers paid to Mr. Moran, including $70,000 for his service as a director, $10,000 for his service on the Compensation Committee, $12,500 for his service as a member of the Organizational Development Committee through October 2014 and $2,500 for his service as a member of the Finance Committee beginning in October 2014.

(9)
Reflects aggregate annual retainers paid to Mr. O’Hara, including $70,000 for his service as a director, $12,500 for his service as a member of the Audit Committee and $10,000 for his service as a member of the Nominating Committee.

(10)
Reflects aggregate annual retainers paid to Mr. Wallace including $70,000 for his service as a director, $12,500 for his service as Chairperson of the Compensation Committee, $10,000 for his service as a member of the Compensation Committee and $10,000 for his service as a member of the Nominating Committee.

Narrative to the Director Compensation Table. In July 2013, based in part on recommendations of Hay Group, we adopted a director compensation policy (the “Director Compensation Policy”) pursuant to which each non-employee director is entitled to receive an annual cash retainer for his or her service as a member of our Board, as well as additional cash retainers for his or her service as a member or Chairperson of one of the various Committees of the Board, and an annual equity award. The Board believes that payments of retainer fees provide an appropriate balance of incentives for active participation and ease of administration, while the grant of annual equity awards align the long-term financial interests of our directors and our stockholders. Specifically, each of our directors currently is entitled to (i) an annual cash retainer for his or her Board service of $70,000, (ii) an incremental annual cash retainer of $15,000, $12,500, $12,500 or $10,000 for service as Chairperson of the Audit Committee, Compensation Committee, Finance Committee or Nominating Committee, respectively, (iii) an incremental annual cash retainer of $12,500 to the extent he or she otherwise serves as a member of the Audit Committee, or $10,000 to the extent he or she otherwise serves as a member of the Compensation Committee, Finance Committee and/or Nominating Committee, and (iv) $95,000 in annual equity awards.
In August 2014, the Board appointed Mr. Hines, who previously served as Lead Independent Director, to serve as Chairman of the Board and, in connection therewith, provided for Mr. Hines to receive an incremental cash retainer of $100,000 for his service as such through May 2015. Prior to being appointed Chairman of the Board, Mr. Hines was entitled to an additional annual cash retainer of $25,000 for his service as Lead Independent Director. Finally, the Chairperson of the Board’s ad hoc Organizational Development Committee, which was dissolved in October 2014, was entitled to an annual cash retainer of $10,000 for such service, and the members of such Committee were entitled to an additional annual cash retainer of $15,000 for such service, in each case, to be reconciled annually in arrears based on the actual number of Organizational Development Committee meetings attended, based on a rate of $1,000 per meeting, to the extent that such per-meeting fees would have exceeded the retainer. The annual cash retainers paid to our non-employee directors under the Director Compensation Policy are generally paid in four equal quarterly installments every March, June, September and December.
We also maintain a deferred compensation plan under which our non-employee directors may elect to defer all or a portion of their cash fees or restricted stock retainers until the earliest of separation from the Board, death, a specified future date or a change in control of the Company. Annual stock retainers are deferred in the form of RSUs with identical vesting schedules to the shares of restricted stock.
Director Stock Ownership Guidelines. We believe that, to align the interests of our non-employee directors with our stockholders, our directors should hold a financial stake in the Company. The Board adopted a policy in December 2011 requiring each of our non-employee directors to own stock in the Company equal to a minimum of five times such director’s annual cash retainer for service on the Board (the “Director Stock Ownership Guidelines”). Our directors have five years from the date of adoption of the Director Stock Ownership Guidelines or, with respect to newly elected directors, five years from the date of their election, to comply with the Director Stock Ownership Guidelines, and should retain at least 50% of all after-tax shares owned by or underlying equity awards granted to them (other than those granted on or prior to December 11, 2012) until the ownership thresholds are met. The Nominating Committee will evaluate whether exceptions should be made for any director on whom this requirement would impose a financial hardship or for other appropriate reasons as determined by the Nominating Committee. For the purposes of the Director Stock Ownership Guidelines, stock includes (i) directly held shares of our Common Stock, (ii) shares of unvested restricted stock and unvested restricted stock units (other than unvested shares of performance-vested restricted stock or unvested performance-vested restricted stock units) and (iii) vested shares of Common Stock allocated to the account of a non-employee director who was formerly an employee of the Company under any plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.
Code of Ethics
We have adopted a Code of Ethics applicable to our Chief Executive Officer and senior financial officers and a Code of Business Conduct and Ethics that is applicable to all employees. Each document is available on the Corporate Governance page of the Investor Relations section of our website located at www.gnc.com and will be provided to any stockholder free of charge upon request. Any amendments to or waivers from our Code of Ethics with respect to our Chief Executive Officer and senior financial officers will also be disclosed on our website. Each year, employees receive training with respect to the expectations specified in the Code of Business Conduct and Ethics, and acknowledge that they understand their responsibilities and will comply with all aspects of the Code of Business Conduct and Ethics.
Certain Relationships and Related Party Transaction
We recognize that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Our general policies with respect to such transactions are included in our Code of Business Conduct and Ethics. All employees are required to follow the Code of Business Conduct and Ethics, and the Audit Committee of the Board, along with a Corporate Compliance Group lead by our Chief Legal Officer, oversee our Code of Business Conduct and Ethics. Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, the Board reviews potential transactions with those parties we have identified as related parties prior to the consummation of the transaction, and we adhere to the general policy that such transactions should only be entered into if they are approved by the Board, in accordance with applicable law, and on terms that, on the whole, are no more or less favorable than those available from unaffiliated third parties.

Communications from Stockholders and Other Interested Parties
The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties wishing to communicate with the Board, our non-management directors or any particular director may send such communications to the following address: GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania, 15222, Attention: Secretary. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

EXECUTIVE OFFICERS
Set forth below is information concerning our current executive officers.

Name	Age	Position
Michael G. Archbold	54	Chief Executive Officer
Michael D. Dzura	59	Executive Vice President, Operations
Jeffrey R. Hennion	48	Executive Vice President, Chief Marketing and e-Commerce Officer
Guru Ramanathan	52	Senior Vice President and Chief Innovation Officer
James M. Sander	58	Senior Vice President, Chief Legal Officer and Secretary
Tricia K. Tolivar	46	Executive Vice President and Chief Financial Officer
Daisy L. Vanderlinde	63	Chief Human Resources Officer

The biography for Mr. Archbold is set forth above under “Election of Directors (Proposal 1).”
Michael D. Dzura became our Executive Vice President, Operations in February 2015, having most recently served as Senior Vice President of Store Operations for GameStop Corp., a video game, consumer electronics and wireless services retailer, from 2007 to 2013. Prior to that, he served as Chief Operating Officer of Brinker International, Chili’s Grill and Bar from 2005 to 2007. From 1991 to 2005, he held a series of executive positions at Yum Brands, Inc. Mr. Dzura is a graduate of Duquesne University and received his MBA from Fordham University.
Jeffrey R. Hennion became our Executive Vice President, Chief Marketing and e-Commerce Officer in September 2014, having previously served as our Executive Vice President and Chief Marketing Officer from July 2011 to October 2012 and as our Executive Vice President and Chief Branding Officer from January 2011 to July 2011. Mr. Hennion was the President and Chief Financial Officer of Branding Brand, a privately-held provider of mobile commerce strategies to retailers, from October 2012 to September 2014 and previously spent 10 years at Dick's Sporting Goods, a sporting goods retailer, including as Executive Vice President and Chief Marketing Officer from January 2005 to September 2010 and as Senior Vice President - Strategic Planning from 2004 to 2005. From 2002 to 2004, Mr. Hennion was Vice President - Finance at Dick's Sporting Goods, during the time of the company's initial public offering, and from 2000 to 2002, he was Vice President and Treasurer. Prior to his tenure at Dick's Sporting Goods, Mr. Hennion spent 11 years in a variety of finance roles at Alcoa Inc. Mr. Hennion has a BA in Economics from Northwestern University and an MBA in Finance, graduating with highest honors, from Duquesne University.
Guru Ramanathan, Ph.D., joined our Company in 1998 and became our Senior Vice President and Chief Innovation Officer in December 2009 having previously served as Senior Vice President of Product and Package Innovation since February 2008 and Senior Vice President of Scientific Affairs since April 2007. He served as Vice President of Scientific Affairs from December 2003 to April 2007. Prior to joining the Company, Dr. Ramanathan worked as Medical Director and Secretary for the Efamol subsidiary of Scotia Pharmaceuticals in Boston and, in his capacity as a pediatric dentist and dental surgeon, held various industry consulting and management roles, as well as clinical, research and teaching appointments in Madras, India, and Tufts University and New England Medical Center in Boston, Massachusetts. Dr. Ramanathan earned his Ph.D in Innovation Management from Tufts University and his MBA from Duke University’s Fuqua School of Business.
James M. Sander became our Senior Vice President, Chief Legal Officer and Secretary in November 2014, having previously served as a member of our Legal Department from October 1988 to August 2005, including as our Senior Vice President - Law, Chief Legal Officer and Secretary from February 1993 to

August 2005. Mr. Sander was in private practice with the law firm of Holsworth Sander and Associates, PC from April 2013 to November 2013. Prior to that, he served as Vice President, General Counsel and Secretary for Vitamin Shoppe from November 2008 to April 2013 and as Senior Vice President, General Counsel and Secretary for Sharper Image Corporation from July 2007 to July 2008. Mr. Sander is a graduate of Grove City College and received his J.D. from Duquesne University School of Law.
Tricia K. Tolivar became our Executive Vice President and Chief Financial Officer in March 2015, having previously served in leadership positions with Ernst & Young, LLP from October 2007 to February 2015, including most recently as Americas Director of Finance, Advisory, with responsibility for the leadership of finance, accounting and operations of a $3 billion client service organization in North and South America. Ms. Tolivar previously served as Chief Financial Officer of the Greater Memphis Arts Council from January 2006 to December 2008 and in a series of executive leadership positions with AutoZone from 1996 to 2005. She is a graduate of Emory University.
Daisy L. Vanderlinde became our Chief Human Resources Officer in September 2014 with over 30 years of experience in human resources management, having previously served from October 2005 to August 2011 as Executive Vice President of Human Resources for Office Depot, Inc., a global supplier of office products and services, where she lead a team of over 300 human resource professionals globally. Prior to that, Ms. Vanderlinde was the Senior Vice President for Human Resources and Loss Prevention for AutoZone from 2002 to 2005 and its Senior Vice President - Human Resources from 2001 to 2002, and also previously served as Vice President - Human Resources for Tractor Supply Company and Vice President-Human Resources for Marshalls, Inc. She is a graduate of The Ohio State University.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL 2)
In accordance with Section 14A of the Exchange Act, we are providing our stockholders the opportunity to cast a non-binding advisory vote to approve the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. Our Board recommended and the stockholders approved at our 2012 annual meeting of stockholders that such advisory vote would be conducted on an annual basis.
As described in the “Compensation Discussion and Analysis” section of this proxy statement, the primary objectives of our executive compensation program are to (i) align cash and stock-based rewards with individual performance that created stockholder value, (ii) attract and retain high quality employees, (iii) build an ownership mentality among our key employees and (iv) provide cost effective cash and stock-based rewards that are competitive with other organizations and fair to our stockholders and employees. The foregoing objectives are applicable to the compensation of our Named Executive Officers.
We believe that our executive compensation program achieves these objectives by emphasizing long-term stock-based incentive awards and performance-based compensation, is appropriate in light of our overall compensation philosophy and objectives, and will play an essential role in our future success.
Therefore, the Board recommends a vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers for fiscal year ended December 31, 2014, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
As an advisory vote, this proposal is not binding upon us. Notwithstanding the advisory nature of this vote, the Compensation Committee values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy and entitled to vote is required to approve this Proposal 2.
Recommendation
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR THE COMPANY’S FISCAL YEAR ENDED DECEMBER 31, 2014, AS DISCLOSED IN THESE PROXY MATERIALS.

COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the material elements of compensation awarded to, earned by or paid to our principal executive officer, our former principal executive officer and former principal financial officer, each of whom served as such for a portion of 2014, our three other most highly compensated executive officers who were serving as such on December 31, 2014 and certain other executive officers who were among our most highly compensated executive officers but were no longer serving as such on December 31, 2014. These individuals are referred to collectively as the “Named Executive Officers.” Mr. Archbold, our Chief Executive Officer, also performed the functions of the Company’s principal financial officer from August 2014 through February 2015.
For 2014, the Named Executive Officers were:

Name	Title

Michael G. Archbold	Chief Executive Officer

Jeffrey R. Hennion	Executive Vice President, Chief Marketing and e-Commerce Officer

Guru Ramanathan	Senior Vice President and Chief Innovation Officer

Daisy L. Vanderlinde	Chief Human Resources Officer

Joseph M. Fortunato	Former Chairman of the Board, President and Chief Executive Officer

Michael M. Nuzzo	Former Executive Vice President and Chief Financial Officer

Thomas J. Dowd	Former Executive Vice President, Chief Merchandising Officer and General Manager

Carmine Fortino	Former Executive Vice President, Business Development

Executive Summary
In 2014, we continued to focus on growing our domestic, international and e-commerce business and leveraging the GNC brand. However, while our business remains profitable and we continue to recognize strong cash flow, we also faced significant challenges to our strategy and our business during 2014, including increased competition, marketing results that did not meet with our expectations, year-over-year declines in same store sales and increased inventory. During the second half of 2014, the Company experienced significant management realignment. Mr. Archbold was appointed Chief Executive Officer in August 2014, immediately following the separation from service of Mr. Fortunato. Additionally, Messrs. Nuzzo, Fortino and Dowd resigned in July, August and September 2014, respectively. Mr. Hennion and Ms. Vanderlinde joined the Company in September 2014.
Historically, our executive compensation program has been structured to generate and reward superior company performance by establishing compensation packages under which variable, or incentive, compensation is weighted more heavily than base salary. We have established compensation programs to motivate our executives to focus on both our short- and long-term performance by providing a mix of short- and long-term incentive compensation in the form of annual cash incentive compensation and long-term equity-based incentive compensation. We believe that this approach aligns the incentives of our executives with the interests of our stockholders.

Long-term Incentive Compensation. We maintain a long-term incentive program that principally utilizes “full-value” awards, such as restricted stock, restricted stock units (“RSUs”) and performance shares (“PSUs”), in some cases in combination with stock options. We believe that our long-term incentive program cultivates an ownership mentality among our executives that serves to focus management on achieving our strategic and financial objectives, thereby more closely aligning the interests of our executives with the long-term interests of our stockholders.
Consistent with our efforts to continue the transition of our long-term incentive compensation program from one that was comprised entirely of stock options to one that more effectively utilizes our shares and reflects our strategic objectives, in February 2014, our executives, including our Named Executive Officers serving in that capacity at the time, received long-term incentive grants for 2014 that were comprised entirely of RSUs (50%) and PSUs (50%).
As noted above, during 2014, the Company experienced challenges to its business and, ultimately, significant management realignment, including the resignations of Messrs. Nuzzo, Fortino and Dowd in July, August and September 2014, respectively, and the separation from service of Mr. Fortunato in August 2014. In connection with the commencement of employment by the Company in 2014, Mr. Archbold received a long-term incentive grant consisting entirely of stock options, and Mr. Hennion and Ms. Vanderlinde each received grants comprised 50% of stock options and 50% of RSUs. However, in furtherance of our ongoing emphasis on performance-based incentive compensation, each of Mr. Archbold, Mr. Hennion and Ms. Vanderlinde received annual incentive grants in February 2015 that were comprised 50% of performance-vested restricted stock and 50% of time-vested restricted stock, consistent with 2015 annual awards to our other executives. For more information, see “ - Elements of Compensation - Long-Term Incentive Compensation” below.
Annual Cash Incentive Compensation. For 2014, we approved an annual cash incentive compensation program for our executives that depended upon three separate performance metrics: earnings before interest and taxes (“EBIT”) (weighted 75%), revenue growth (weighted 15%) and domestic company-owned same store sales growth (weighted 10%). We believed that these criteria would incentivize our executives to focus on multiple performance drivers throughout our business. The Company’s performance for 2014 did not satisfy the threshold criteria established with respect to these metrics and, therefore, our executives did not receive any payment under the 2014 annual cash incentive program. For more information, see “ - Elements of Compensation - Annual Cash Incentive Compensation” below.
Other 2014 Compensation Highlights

•
At our 2014 annual meeting, our stockholders approved, on a non-binding, advisory basis, the “say-on-pay” proposal with respect to our 2013 executive compensation program by a percentage of over 92% of the shares voted. We considered the results of this vote and, in light of this overwhelming stockholder support, we did not make any specific changes to our 2014 executive compensation program based on the outcome of the say-on-pay vote.

•
In February 2015, the Compensation Committee reviewed our executive compensation program with management from a risk perspective and determined that there are no risks created by our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee considered various factors, including the balance between annual and long-term compensation and between fixed and variable compensation, the use of multiple types of long-term incentive awards, the use of multiple performance criteria (including both short- and long-term criteria) for payment of incentive compensation, the use of performance measures that are intended to increase stockholder value if goals are achieved, and various compensation policies and practices that mitigate excessive risk (including substantial stock ownership requirements for key executives, the clawback feature of the Company’s equity awards, the Committee’s negative discretion to reduce the amount of incentive awards, and the prohibition on hedging or pledging of Company stock by executives).

Compensation Policies and Objectives
The primary objectives of our executive compensation program are to:

•	align cash and stock-based awards with individual and corporate performance that creates stockholder value;
•attract and retain high quality employees;
•build an ownership mentality among our key employees; and

•	provide cost effective cash and stock-based rewards that are competitive with other organizations and fair to our stockholders and employees.
These objectives apply to the compensation of the Named Executive Officers and to the elements of their respective executive compensation packages as follows:
Base Salary. The objective in determining base salaries for the Named Executive Officers is to set base salaries at levels that are (i) sufficient to attract and retain high quality, qualified employees and (ii) perceived as fair to our stockholders and employees. The Compensation Committee seeks to set base salaries at levels that are competitive with a peer group of companies. In addition, base salaries are influenced by the complexity and level of the applicable position.
Annual Cash Incentive Compensation. We use annual cash incentive compensation to incentivize the Named Executive Officers to contribute to our growth and financial performance and to provide rewards based on achievement of predetermined goals that are intended to drive increases in stockholder value. As additional cash compensation that is contingent on our financial performance, annual cash incentive compensation augments the base salary component while being tied to our financial performance.
Long-term Incentive Compensation. We believe that stock-based awards are important in building an ownership mentality among our executives and aligning the long-term financial interests of our executives with those of our stockholders. Time- and performance-vested awards provide incentives to drive performance, but have long-term horizons because value to our executives is dependent on continued employment, the achievement of pre-established performance goals (in the case of PSUs) and, ultimately, increases in the market value of our Common Stock.
Benefits and Perquisites. The Named Executive Officers are entitled to participate in, and to receive benefits under, the benefit plans, arrangements and policies available to our employees or executives generally. Mr. Fortunato and Dr. Ramanathan each received certain perquisites as described below under “- Elements of Compensation - Benefits and Perquisites.”
Executive Compensation Process
Role of the Compensation Committee
The Compensation Committee oversees the development and implementation of our executive compensation policies and objectives, determines the structure of our executive compensation packages generally, determines the actual compensation paid to each of our senior executives and evaluates the performance of our Chief Executive Officer. In addition, the Compensation Committee has the authority to (i) review our incentive compensation plans, recommend changes to such plans to the Board and exercise all the authority of the Board with respect to the administration of such plans, and (ii) retain, terminate and set the terms of our and the Compensation Committee’s relationship with any consultants and other outside advisors who assist the Compensation Committee in carrying out its duties.
Role of Management
The Compensation Committee considers the recommendations of management, principally our Chief Executive Officer, when determining the structure of our executive compensation packages generally and the actual compensation paid to each of our senior executives. However, the Compensation Committee does not delegate any of its functions to others in setting compensation, and no Named Executive Officer is a member of the Compensation Committee. In addition, our Chief Executive Officer does not provide recommendations with respect to his own compensation.
Role of Outside Advisors
The Compensation Committee has retained Hay Group as an independent consultant to provide information, advice and recommendations regarding our executive compensation policies and design. In 2014, the Compensation Committee engaged Hay Group to review and provide information, advice and recommendations regarding our executive compensation program generally, as well as the individual compensation packages of each of our senior executives, including the Named Executive Officers. As discussed below under “-Use of Peer Group Data,” at the direction of the Compensation Committee, Hay Group worked with our Chief Executive Officer and our Human Resources personnel to compare our executive compensation packages to those of a group of comparable companies.
Hay Group provides advice and recommendations to the Compensation Committee and reports to the Compensation Committee. Prior to its original engagement in 2011, Hay Group had not previously worked with the Company in any capacity, nor has it served us in any capacity, other than as a consultant to the Compensation Committee. The Compensation Committee has reviewed and considered information provided to it by Hay Group, the Compensation Committee members and our executive officers, and based on its review and the factors described in the NYSE listing standards and such other factors as it deemed relevant, the Compensation Committee has concluded that Hay Group is independent, that the advice it receives from Hay Group is objective and that Hay Group’s work has not raised any conflict of interest.
Use of Peer Group Data
Since the Company’s initial public offering in 2011, the Compensation Committee has sought to determine how our compensation programs compare to other publicly traded companies similar to us. The Compensation Committee seeks to set compensation for the Named Executive Officers at levels that are competitive with similar companies in our industry but consistent with our growth strategy and with an emphasis on variable compensation, rather than fixed compensation.
With the assistance of Hay Group, the Compensation Committee updated its peer group in October 2013 in order to appropriately reflect companies with revenue sizes, sectors and business models similar to our own. The revised peer group (the “2013 Peer Group”), which was used for comparative purposes in setting the levels of the 2014 long-term equity awards and cash compensation levels for our Named Executive Officers (other than Messrs. Archbold and Hennion and Ms. Vanderlinde, for whom 2014 compensation levels were determined in connection with hiring), was comprised of the following 16 companies:

American Eagle Outfitters, Inc.	Lululemon Athletica, Inc.	Under Armour, Inc.

Cabela’s, Inc.	Mead Johnson Nutrition Co.	Vitamin Shoppe, Inc.

Dick’s Sporting Goods, Inc.	Panera Bread Co.	Weight Watchers International, Inc.

Fresh Market, Inc.	Perrigo Co.	Williams Sonoma, Inc.

Hain Celestial Group, Inc.	Sally Beauty Holdings, Inc.

Herbalife Ltd.	Ulta Salon Cosmetics

Following further consultation with Hay Group in 2014, the Compensation Committee removed Perrigo Co., which was acquired, from the peer group. We used the revised peer group for comparative purposes in setting our most recent long-term equity awards and 2015 cash compensation levels for our executives, including Mr. Archbold, Mr. Hennion, Dr. Ramanathan and Ms. Vanderlinde.
Elements of Compensation
Base Salary
We pay base salaries to the Named Executive Officers. With respect to 2014, the Compensation Committee increased the annual base salaries of Messrs. Fortunato, Nuzzo, Dowd and Fortino and Dr. Ramanathan as follows:

Name	2013 Base Salary ($)	2014 Base Salary ($)	Percentage Increase (%)

Joseph Fortunato	1,071,000	1,100,000	2.7

Michael Nuzzo	480,700	497,525	3.5

Thomas Dowd	500,000	517,500	3.5

Carmine Fortino	480,000	480,000	—

Guru Ramanathan	331,000	340,930	3.0

Messers. Archbold and Hennion and Ms. Vanderlinde joined the Company during 2014. Their annualized base salaries in 2014 were $950,000, $470,000 and $385,000, respectively.

Annual Cash Incentive Compensation

Annual cash incentive compensation is documented in an annual plan that is adopted by the Compensation Committee under the 2011 Stock Plan prior to or during the first quarter of the applicable year. The annual performance bonus for each Named Executive Officer has a threshold, target and maximum bonus amount expressed as a percentage of his annual base salary. The respective percentages are determined by position and level of responsibility and are stated in an annual cash incentive compensation plan adopted by the Compensation Committee.

The annual cash incentive plan for 2014 performance (the “2014 Incentive Plan”) was adopted by the Compensation Committee in January 2014 and provided for the following threshold, target and maximum bonus amounts, expressed as a percentage of base salary:

	2014 Incentive Plan
Level	Threshold Amount	Target Amount	Maximum Amount

Chairman of the Board, President and Chief Executive Officer	25%	90%	160%

Executive Vice President	20%	60%	120%

Senior Vice President	15%	45%	90%

The targets under the 2014 Incentive Plan were generally based on our achievement of (i) a predetermined level of EBIT, which is calculated at the end of the year including adjustments disclosed in our quarterly earnings reports and (ii) other objective, quantifiable performance goals related to each participant’s position. With respect to each of our Named Executive Officers, the targets were based on our achievement of the following EBIT, year-over-year revenue growth and domestic company-owned same store sales growth targets. They were entitled to receive 75% of the target bonus amount if we achieved budgeted EBIT equal to the target, 15% if we achieved budgeted revenue growth and 10% for budgeted same store sales growth.
The thresholds and related goals for our Named Executive Officers under the 2014 Incentive Plan were as follows:

	Threshold	Target	Maximum	Relative Weight

EBIT ($ in millions)	486	520	554	75%

Revenue Growth	5%	9.6%	13%	15%

Domestic Same-Store Sales Growth	3%	4.6%	8%	10%
Results of the 2014 Incentive Plan. Our EBIT (as calculated for purposes of the 2014 Incentive Plan), revenue growth and domestic same-store sales growth for 2014 did not achieve the threshold levels specified under the 2014 Incentive Plan for the payment of bonus compensation under the Plan. Specifically, our results achieved compared were as follows:

Performance Measure	Achieved Results

EBIT ($ in millions)	440

Revenue Growth	- 0.5%

Domestic Same-Store Sales Growth	-2.8%

Based on these results, under the terms of the 2014 Incentive Plan, our currently-serving Named Executive Officers, other than Mr. Archbold, did not receive awards under the 2015 Plan. Mr. Archbold is party to an Employment Agreement with the Company, which is described in greater detail below and pursuant to which he was entitled to an annual incentive bonus for 2014 in the amount of $395,833.
Long-term Incentive Compensation
2014 Annual Long-Term Incentive Awards. Substantially all of our employees, and the employees of our direct and indirect subsidiaries and other affiliates, including the Named Executive Officers, are eligible for awards of stock options, restricted stock, restricted stock units (including performance-vested restricted stock units) and other stock-based awards under the 2011 Stock Plan. The Compensation Committee is responsible for administering, selecting the individuals who are eligible to participate in and determining the types and amounts of stock-based awards granted under the 2011 Stock Plan. The Compensation Committee has discretion to delegate all or a portion of its authority under the 2011 Stock Plan. In 2007, we adopted the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan (the “2007 Stock Plan”). Following the adoption of the 2011 Plan, we have not granted and will not grant any additional awards under the 2007 Plan.
Stock options granted under the 2007 Stock Plan and 2011 Stock Plan generally are subject to vesting in annual installments and have terms of seven to ten years. The Compensation Committee determines the size of stock-based awards for each Named Executive Officer in accordance with the Named Executive Officer’s performance and level of position. Options and other stock-based awards under the 2011 Stock Plan are subject to clawback by the Company if the participant engages in any “detrimental activity” during the participant’s service or for one year after the participant’s service ends, which is generally defined to include disclosing confidential information about the Company, engaging in activities that result (or would result if known) in the termination of the participant’s service for cause, soliciting the Company’s employees on behalf of a competing employer, or materially breaching any agreement between the participant and the Company.
The Compensation Committee generally considers grants of long-term incentive compensation awards on an annual basis, except for new hires.
In February 2014, we granted long-term incentive awards covering fiscal 2014 to our executives, including Messrs. Fortunato, Nuzzo, Dowd and Fortino and Dr. Ramanathan, under the 2011 Stock Plan. Base award values for these long-term incentive grants were determined based in part on the results of Hay Group’s analysis of the compensation packages of top executives at companies in our peer group, and were intended to be competitive compared to long-term incentive awards granted to executives with comparable titles and responsibilities within our peer group. The awards were composed of a mix of RSUs (50% of the total award value) and PSUs (50% of the total award value), with the RSUs vesting in annual installments over three years from the grant date and the PSUs cliff vesting on December 31, 2016 if the performance goals are met, as described below. For the February 2014 awards, the number of RSUs and PSUs in each award was determined by dividing the portion of the total award value attributable to RSUs or PSUs by $44.76, which was the closing price per share of our Common Stock on February 19, 2014.
2014 Management Realignment and Related Grants. During 2014, the Company experienced significant management realignment, including the resignations of Messrs. Nuzzo, Fortino and Dowd in July, August and September 2014, respectively, and Mr. Fortunato’s separation from service in August 2014. In connection with commencing employment by the Company in August 2014, Mr. Archbold received a long-term incentive grant consisting entirely of stock options, and Mr. Hennion and Ms. Vanderlinde each received grants comprised 50% of stock options and 50% of RSUs. Pursuant to the terms of his Employment Agreement with the Company, Mr. Archbold received options to purchase a set number of shares of our Common Stock, which vest in equal annual increments over a period of four years. The number of RSUs awarded to Mr. Hennion and Ms. Vanderlinde was determined by dividing the portion of the total award attributable to RSUs by $40.33, which was the closing price per share of our Common Stock on October 22, 2014. The number of options awarded to Mr. Hennion and Ms. Vanderlinde was determined by dividing the portion of the total award attributable to options by $13.28, which was the approximate Black-Scholes value of each option on the same date. The RSUs granted to Mr. Hennion and Ms. Vanderlinde vest in equal annual installments over a three-year period, and the options granted to each of them vest in equal annual installments over a four-year period.
The structure and base value for the initial long-term incentive grants to Mr. Archbold, Mr. Hennion and Ms. Vanderlinde were determined in consultation with Hay Group, based in part on its analysis of the compensation packages of top executives at companies in our peer group, and were intended to be competitive compared to long-term incentive awards granted to executives with comparable titles and responsibilities within our peer group. Additionally, and in furtherance of our ongoing emphasis on performance-based incentive compensation, each of Mr. Archbold, Mr. Hennion and Ms. Vanderlinde received annual incentive grants in February 2015 that were comprised 50% of performance-vested restricted stock and 50% of time-vested restricted stock, consistent with 2015 annual awards to our other executives.
Summary of 2014 Named Executive Officer Awards. The total award values for the 2014 awards for our Named Executive Officers, together with the corresponding number of (a) RSUs and (b) either stock options or target PSUs awarded to each of our Named Executive Officers, is set forth below:

Name	Total Award Value ($)	Number of RSUs (#)	Number of Stock Options (#)	Target Number of PSUs (#)

Michael G. Archbold	$1,871,310	N/A	175,000	N/A
Jeffrey R. Hennion	$375,000	4,649	14,119	N/A
Guru Ramanathan	$250,000	2,792	N/A	2,792
Daisy Vanderlinde	$100,000	1,240	3,765	N/A
Joseph Fortunato	$4,300,000	48,033	N/A	48,033
Michael Nuzzo	$1,000,000	11,170	N/A	11,170
Carmine Fortino	$1,000,000	11,170	N/A	11,170
Thomas Dowd	$1,000,000	11,170	N/A	11,170

The performance metrics for the PSU component of these long-term incentive awards are earnings per share (EPS) growth and revenue growth, weighted equally. The Compensation Committee established minimum, target and maximum levels of achievement with respect to each metric. Performance is measured as of the end of the three-year performance period on December 31, 2016. At the minimum level of performance with respect to each metric, 50% of the PSUs vest; at the target level, 100% of the PSUs vest; and at or above the maximum level, 200% of the PSUs vest, provided, in each case, that the executive has remained employed until the end of the performance period. The applicable portion of the PSUs is forfeited if performance is below the threshold level with respect to a particular metric.
The threshold, target and maximum levels of performance with respect to each metric for the February 2014 PSU grants are as follows:

Metric	Weight	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
EPS Growth*	50%	11%	15%	18%
Revenue Growth*	50%	7.5%	9%	10%

*Growth figures reflect compound annual growth over the three-year performance period. For performance between the threshold and target levels, or target and maximum levels, payouts are interpolated on a straight-line basis.
Benefits and Perquisites
Prior to 2012, we provided all of our executive officers with a perquisite allowance. During 2012, in an effort to simplify our compensation program, the Compensation Committee decided to terminate the payment of perquisite allowances for each of the executives who was a named executive officer at the time the perquisite allowances were terminated, other than Mr. Fortunato. The Committee raised the base salaries of certain executive officers, including Messrs. Nuzzo and Dowd, to replace the terminated allowance.
For 2014, the Compensation Committee afforded Mr. Fortunato up to $100,000 per year in incremental cost to the Company associated with his personal use of company aircraft. Additionally, the Compensation Committee provided Mr. Fortunato with an annual perquisite allowance of $15,000 to be used for an automobile. Mr. Fortunato’s perquisite allowance was paid in the form of a series of cash payments (paid bi-weekly) in lieu of in-kind perquisites, and he was not required to spend the cash payments or report to us how the amounts were used. We provided a perquisite allowance to Mr. Fortunato to give him flexibility in determining how to spend his perquisite dollars and to reduce administrative costs that otherwise would be associated with tracking reimbursements for eligible perquisite expenditures. The Compensation Committee set the amount of Mr. Fortunato’s perquisites at levels it considered appropriate and competitive with the market. Mr. Fortunato did not receive any perquisites following his separation from service in August 2014.
Dr. Ramanathan was not a named executive officer at the time that the Company eliminated perquisite allowances for its Named Executive Officers. Consequently, he received a perquisite allowance in 2014, as described on the Summary Compensation Table. None of Mr. Archbold, Mr. Hennion or Ms. Vanderlinde receives a perquisite allowance, and for 2015, the Company terminated the payment of perquisite allowances for all of its executives. In connection therewith, the Company raised the base salaries of certain executives to replace the terminated perquisite allowances, including with approval by the Compensation Committee, for Dr. Ramanathan, who received a $29,450 increase in base salary to replace the terminated perquisite allowance.
Non-qualified Deferred Compensation Plan
We maintain the GNC Live Well® Later Non-Qualified Deferred Compensation Plan for the benefit of a select group of our highly compensated employees. Under this plan, certain eligible employees may elect to defer a portion of their future compensation under the deferred compensation plan by electing such deferral prior to the beginning of the calendar year during which the deferral amount would be earned. Messrs. Archbold, Fortunato, Dowd and Nuzzo and Dr. Ramanathan made contributions to the deferred compensation plan in 2014. For 2014, the Compensation Committee approved a dollar-for-dollar match with respect to the first three percent of a participant’s compensation deferred under the Non-Qualified Deferred Compensation Plan. For more information regarding the deferred compensation plan, please see “2014 Non-Qualified Deferred Compensation Table” below.

Prior to their respective separations from the Company, we had employment agreements with Messrs. Fortunato, Nuzzo, Dowd and Fortino. We currently have employment agreements with Mr. Archbold and Dr. Ramanathan. Each such employment agreement provides that any incentive compensation payable to the Named Executive Officer will be subject to the clawback policies adopted or implemented by us, including in respect of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any rules promulgated thereunder. Please see “Potential Payments Upon Termination or Change in Control” below for more information regarding such employment agreements and termination and payments made in connection with a change in control. Neither Mr. Hennion nor Ms. Vanderlinde currently has an employment agreement with the Company.
Mr. Archbold. Mr. Archbold’s employment agreement (the “Archbold Agreement”) provides that Mr. Archbold will serve as our Chief Executive Officer for a three-year term ending August 4, 2017, with automatic annual one-year renewals thereafter unless the Company provides Mr. Archbold with at least one-year’s advance notice or Mr. Archbold provides the Company with at least 60 days’ advance notice, of non-renewal, or to the extent terminated earlier as otherwise provided under the Archbold Agreement.
Dr. Ramanathan. In February 2012, we entered into an amended and restated employment agreement with Dr. Ramanathan for an initial two-year term ending in February 2014, with automatic annual one-year renewals thereafter unless either party provides at least 30 days’ advance notice of non-renewal. As no such notice was provided, Dr. Ramanathan’s agreement automatically renewed most recently in February 2015 for an additional one-year term expiring in February 2016.
Termination Payments

Mr. Fortunato. In connection with his departure from the Company, and subject to the terms and conditions of his employment agreement with the Company, including a requirement that he execute and not revoke a release of claims against the Company, Mr. Fortunato received certain compensation to which he was entitled under the terms of his employment agreement in the case of a termination by the Company without “cause,” including: (i) a lump-sum severance payment of $4,739,202, calculated as two (2) times the sum of his (x) then-current annual base salary ($1,100,000) and (y) average annual bonus paid or payable with respect to the Company’s most recent three (3) fiscal years ($1,269,601); (ii) an additional amount representing his unpaid base salary, unused vacation and reimbursement for expenses incurred through the effective date of his separation from service; and (iii) reimbursement of any COBRA health insurance premiums for a period of time following the effective date of his separation from service. Additionally, certain unvested equity awards previously granted to Mr. Fortunato by the Company that would have become vested within the 24 months following Mr. Fortunato’s separation from service if he had remained employed by the Company became immediately vested in connection with his separation from service.

Mr. Dowd. In connection with his departure from the Company, and subject to the terms and conditions of his employment agreement with the Company, including a requirement that he execute and not revoke a release of claims against the Company, Mr. Dowd received or is entitled to receive: (i) an amount equal to $301,875, with such amount to be paid in accordance with the Company’s normal payroll practices (the “installment payments”); (ii) a lump sum payment equal to $215,625, payable on April 1, 2015; (iii) an additional amount representing his unpaid base salary, unused vacation and reimbursement for certain expenses incurred through the effective date of his termination; (iv) reimbursement of certain COBRA health insurance premiums for a period of time following the effective date of his resignation, and (v) reimbursement for certain legal fees and disbursement up to $30,000 in the aggregate.

Impact of Accounting and Tax Considerations
As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of the compensation vehicles we utilize.
Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and their three other most highly compensated executive officers (excluding the chief financial officer) unless certain performance and other requirements are met. The 2011 Stock Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1), pursuant to which the deduction limits under Section 162(m) of the Internal Revenue Code do not apply during the applicable reliance period. In general, the reliance period ends upon the earliest of: (i) the expiration of the 2011 Stock Plan (i.e., 10 years after the date the 2011 Stock Plan was approved by our stockholders); (ii) the material modification of the 2011 Stock Plan; (iii) the issuance of all available stock under the 2011 Stock Plan; or (iv) the first stockholder meeting at which directors are to be elected that occurs after December 31, 2014. Accordingly, as discussed below in Proposal 3, the Company is submitting in this proxy statement the 2015 Stock Plan to its stockholders for approval.
Our intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executives, and we believe that a substantial portion of our current executive compensation program (including the annual incentive program and the long-term incentive awards that may be granted under the 2015 Stock Plan, if approved, will satisfy the requirements for exemption from the $1,000,000 deduction limitation. However, there can be no assurance that any amounts paid under such compensation programs will be deductible under Section 162(m). Additionally, we reserve the right to design programs and to structure other compensation arrangements that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. The Compensation Committee will, in the exercise of its business judgment, continue to monitor our executive compensation program as part of its primary objective of ensuring that compensation paid to our executives is reasonable, performance-based and consistent with our goals and the goals of our stockholders.
Executive Stock Ownership Guidelines
We believe that, to align the long-term financial interests of our executive officers with those of our stockholders, our executives should hold a financial stake in the Company. The Board adopted a policy in December 2011 (revised most recently in February 2015) requiring our Chief Executive Officer and other executive officers to own stock in the Company (our “Executive Stock Ownership Guidelines”). Specifically, our Executive Stock Ownership Guidelines specify that our (i) Chief Executive Officer should own Company stock with an aggregate value at least equal to six times his or her annual base salary, (ii) Executive Vice Presidents should own Company stock with an aggregate value at least equal to two times their respective base salaries and (iii) our Senior Executive Officers subject to the Executive Stock Ownership Guidelines should own Company stock with an aggregate value at least equal to their annual base salaries. The Executive Stock Ownership Guidelines provide that our executive officers have five years from the date of adoption of the Executive Stock Ownership Guidelines or, with respect to newly appointed executive officers, five years from the date of their appointment, to comply with the Executive Stock Ownership Guidelines, and should retain at least 50% of all after-tax shares owned by or underlying equity awards granted to them after December 11, 2012 until the ownership thresholds are met. The Compensation Committee will evaluate whether exceptions should be made for any executive officer on whom this requirement would impose a financial hardship or for other appropriate reasons as determined by the Compensation Committee. For the purposes of the Executive Stock Ownership Guidelines, stock includes (i) directly held shares of our Common Stock, (ii) shares of unvested restricted stock or restricted stock units (other than unvested shares of performance-vested restricted stock or unvested performance-vested restricted stock units) and (iii) vested shares of our Common Stock held in any plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.
Policy on Hedging and Pledging of Company Stock
We have a policy applicable to our directors and executives, including our Named Executive Officers, and certain other employees that prohibits such persons from (i) within six months after purchasing any Company securities, selling any Company securities of the same class, (ii) selling the Company’s securities short, (iii) buying or selling puts or calls or other derivative securities on the Company’s securities, (iv) holding Company securities in a margin account or pledging Company securities as collateral for a loan or (v) entering into hedging or monetization transactions or similar arrangements with respect to Company securities, in each case unless advance approval is obtained from the Company’s Chief Legal Officer and from the Chief Compliance Officer.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in these proxy materials. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in these proxy materials and incorporated by reference in the Annual Report for filing with the SEC.
The foregoing report is provided by the following directors, who constitute the Compensation Committee:
COMPENSATION COMMITTEE
Richard J. Wallace (Chairperson)
Amy B. Lane
Philip E. Mallott
Robert F. Moran

Named Executive Officer Compensation
Summary Compensation Table
The following table sets forth information concerning compensation we paid to the Named Executive Officers for services rendered in all capacities to us during our last three fiscal years. In accordance with SEC rules, the compensation described in this table does not include the value of medical or group life insurance received by the Named Executive Officers that is available generally to all of our salaried employees. Only 2014 compensation is presented for Mr. Archbold, Mr. Hennion and Ms. Vanderlinde, because in each case, 2014 was his or her first year with the Company. Only 2014 and 2013 compensation is presented for Mr. Fortino, because 2013 was his first year with the Company. A “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column is not presented because none of our Named Executive Officers participate in a pension plan or receive above-market or preferential earnings on nonqualified deferred compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Michael Archbold	2014	365,385	545,833	1,871,310	—	—	9,865	2,792,393
Chief Executive Officer

Jeffrey Hennion	2014	117,500	30,000	187,500	187,500	—	—	522,500
Chief Marketing and e-Commerce
Officer

Guru Ramanathan	2014	341,503	—	—	249,938	—	41,601	633,042
Chief Innovation Officer	2013	331,561	32,014	—	75,014	94,191	33,295	566,075
	2012	322,107	—	75,000	150,000	257,120	33,110	837,337

Daisy Vanderlinde	2014	100,692	30,000	50,000	50,000	—	—	230,692
Chief Human Resources Officer

Joseph Fortunato	2014	690,536	—	—	4,298,314	—	4,835,584	9,824,434
Former Chairman of the Board,	2013	1,070,596	223,678	—	843,758	577,816	145,756	2,861,604
President and Chief Executive Officer	2012	1,049,039	—	843,750	1,687,500	1,680,000	161,505	5,421,794

Michael Nuzzo	2014	301,399	—	—	999,938	—	9,187	1,310,524
Former Executive Vice President	2013	481,379	61,972	—	224,999	182,336	240	950,926
and Chief Financial Officer	2012	446,643	—	225,000	450,000	469,000	25,848	1,616,491

Thomas Dowd	2014	375,302	—	—	999,938	—	127,765	1,503,005
Former Executive Vice President,	2013	500,964	64,494	—	250,018	189,754	545	1,005,775
Chief Merchandising Officer and	2012	450,762	—	250,000	500,000	483,000	36,737	1,720,499
General Manager

Carmine Fortino (6)	2014	292,888	—	—	861,644	—	550	1,155,082
Former Executive Vice President,	2013	129,231	68,989	602,087	1,881,743	55,870	263	2,738,183
Business Development

(1)
For 2014, reflects (a) a $150,000 signing bonus and a $395,833 annual bonus paid to Mr. Archbold pursuant to the terms of his employment agreement, and (b) signing bonuses paid to Mr. Hennion and Ms. Vanderlinde.

(2)
Reflects the aggregate grant date fair value of options granted during each fiscal year, which has been computed in accordance with FASB ASC Topic 718. For the assumptions underlying the calculation of the aggregate grant date fair value, see Note 14, “Stock-Based Compensation Plans,” to our audited consolidated financial statements included in the Annual Report. The amounts may not correspond to the actual value that may be realized by such persons with respect to these awards.

(3)
Reflects the aggregate grant date fair value of time-vested restricted stock and RSUs granted during each fiscal year, which has been computed in accordance with FASB ASC Topic 718. For 2014, reflects the aggregate grant date fair value of PSUs included as part of the incentive awards granted to Messrs. Fortunato, Nuzzo, Dowd and Fortino and Dr. Ramanathan in February 2014, and for 2013, reflects the aggregate grant date fair value of PSUs included as part of the incentive awards granted to such officers (other than Mr. Fortino) in October 2012, as the performance criteria governing the vesting of such awards were not established until early 2013. The grant date values for the 2014 and 2013 PSUs have been determined assuming 100% of target performance is achieved. If we assumed the maximum 200% of target performance would be achieved, the grant date values of the PSUs granted to Dr. Ramanathan would be $249,938 in 2014 and $150,028 in 2013. The PSUs granted to Messrs. Fortunato, Nuzzo, Dowd and Fortino were not vested, and therefore terminated, in connection with their respective separations from the Company during 2014. For the assumptions underlying the calculation of the aggregate grant date fair value, see Note 14, “Stock-Based Compensation Plans,” to our audited consolidated financial statements included in the Annual Report. The amounts may not correspond to the actual value that may be realized by such persons with respect to these awards.

(4)	Reflects the non-discretionary component of cash incentive compensation.

(5)	The components of “All Other Compensation” for our fiscal year ended December 31, 2014 are set forth in the following table:

Named Executive Officer	Perquisites (a)($)	Severance (a)($)	Imputed Value for Life Insurance Premiums ($)	Company Contribution to Deferred Compensation Plan (b)	Total ($)

Michael Archbold	—	—	—	9,865	9,865
Joseph Fortunato	74,998	4,739,202	983	20,401	4,835,584
Michael Nuzzo	—	—	145	9,042	9,187
Thomas Dowd	—	116,106	403	11,256	127,765
Carmine Fortino	—	—	550	—	550
Guru Ramanathan	19,773	—	552	10,638	30,963

(a)
For Mr. Fortunato, this column reflects: (i) $33,783 of incremental cost to the Company associated with his personal use of corporate aircraft, (ii) $31,742 in life insurance premiums for which Mr. Fortunato received reimbursement from the Company, (iii) a car allowance and (iv) taxable parking benefits. For Dr. Ramanathan, this column reflects an annual perquisite allowance and taxable parking benefits.

(b)
Reflects matching contributions by the Company with respect to compensation deferred by each executive pursuant to the Company’s Non-Qualified Deferred Compensation Plan. Messrs. Fortunato, Nuzzo and Dowd forfeited such matching contributions upon separation from the Company. For more information, see “2014 Non-Qualified Deferred Compensation Table” below.

(6)
Reflects the amount paid to Mr. Fortino in Canadian dollars, which were converted into U.S. dollars at a rate of CAD 1.1605 to U.S. $1.000. This is the spot conversion rate at the close of business on December 31, 2014.

2014 Grants of Plan Based Awards Table

The following table sets forth information concerning awards under the 2011 Stock Plan and the 2014 Incentive Plan granted to each of the Named Executive Officers during our fiscal year ended December 31, 2014. Assumptions used in the calculation of certain dollar amounts are included in Note 14, “Stock-Based Compensation Plans,” to our audited consolidated financial statements included in the Annual Report.

Name	Grant Date	Potential Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares (#)	All Other Option Awards: Number of Shares (#)	Exercise Price of Options ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael Archbold	8/4/2014	395,833	395,833	395,833	__	__	__	__	175,000	33.13	1,871,310

Jeffrey Hennion	10/22/2014	92,000	276,000	552,000	__	__	__	4,649	14,119	40.33	375,000

Daisy Vanderlinde	10/22/2014	57,750	173,250	346,500	__	__	__	1,240	3,765	40.33	100,000

Guru Ramanathan	2/19/2014	51,140	153,418	306,837	1,396	2,792	5,584	2,792	__	__	249,938

Joseph Fortunato	2/19/2014	275,000	990,000	1,760,000	24,016	48,033	96,066	48,033	__	__	4,298,314

Michael Nuzzo	2/19/2014	99,500	298,515	597,030	5,585	11,170	22,340	11,170	__	__	999,938

Thomas Dowd	2/19/2014	103,500	310,500	621,000	5,585	11,170	22,340	11,170	__	__	999,938

Carmine Fortino	2/19/2014	96,000	288,000	576,000	5,585	11,170	22,340	11,170	__	__	999,938

(1)
The amounts represent the threshold, target and maximum payout amounts under the 2014 Incentive Plan. See “Compensation Discussion and Analysis - Elements of Compensation - Annual Cash Incentive Compensation” above for more information regarding the thresholds under the 2014 Incentive Plan. The actual amounts earned are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Mr. Archbold’s employment agreement entitled him to an annual bonus of $395,833 for 2014.

(2)
The amounts represent the threshold, target and maximum number of shares of our common stock that may be earned under the PSU awards. The PSUs are scheduled to vest on December 31, 2016 subject to company performance and each officer’s continued employment. The PSUs granted to Messrs. Fortunato, Nuzzo, Dowd and Fortino were not vested, and therefore terminated, upon their respective separations from the Company. See “Compensation Discussion and Analysis - Elements of Compensation - Long Term Incentive Compensation” above for more information regarding the PSUs.

(3)
For Mr. Archbold, reflects the grant date fair value of stock options granted to him on August 4, 2014, and for Mr. Hennion and Ms. Vanderlinde, reflects the aggregate grant date fair value of restricted stock units and stock options granted to each of them, respectively, on October 22, 2014, in each case computed in accordance with FASB ASC Topic 718. For our other Named Executive Officers, reflects the aggregate grant date fair value of the RSU and target PSU awards granted to them on February 19, 2014, computed in accordance with FASB ASC Topic 718. For the assumptions underlying the calculation of the aggregate grant date fair value, see Note 14, “Stock-Based Compensation Plans,” to our audited consolidated financial statements included in the Annual Report. The amounts may not correspond to the actual value that may be realized by such persons with respect to these awards.

Outstanding Equity Awards as of December 31, 2014
The following table sets forth information regarding outstanding equity awards held by the Named
Executive Officers under the 2007 Stock Plan and 2011 Stock Plan as of December 31, 2014.

	Option Awards (1)					Stock Awards
Name (2)	Date of Grant	Exercisable	Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Restricted Shares and RSUs That Have Not Yet Vested(#)(3)	Market Value of Restricted Shares and RSUs That Have Not Yet Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned PSUs (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned PSUs ($)(6)

Michael Archbold	8/4/2014	—	175,000	33.13	8/4/2024	—	—	—	—

Jeffrey Hennion	10/22/2014	—	14,119	40.33	10/22/2024	—	—	—	—
	10/22/2014	—	—	—	—	4,649	218,317	—	—

Guru Ramanathan	2/4/2010	10,000	5,000	13.18	2/4/2020	—	—	—	—
	2/4/2010	10,000	5,000	8.79	2/4/2020	—	—	—	—
	4/21/2011	15,000	7,500	18.82	4/21/2018	—	—	—	—
	4/21/2011	—	—	—	—	3,205	150,506	—	—
	12/12/2011	10,943	7,295	27.70	12/12/2018	—	—	—	—
	12/12/2011	—	—	—	—	1,233	57,902	—	—
	11/5/2012	3,339	3,340	36.16	11/5/2019	—	—	—	—
	11/5/2012	—	—	—	—	1,383	64,946	—	—
	2/19/2013	—	—	—	—	—	—	889	41,747
	2/19/2014	—	—	—	—	2,792	131,112	—	—
	2/19/2014	—	—	—	—	—	—	1,396	65,556

Daisy Vanderlinde	10/22/2014	—	3,765	40.33	10/22/2024	—	—	—	—
	10/22/2014	—	—	—	—	1,240	58,230	—	—

(1)
Time-vested stock option awards made under the 2007 Stock Plan and the 2011 Stock Plan, which awards, other than the stock options granted to Dr. Ramanathan on February 4, 2010 and April 21, 2011, vest in four equal annual installments commencing on the first anniversary of the date of grant, subject to continuing employment. The stock options granted to Dr. Ramanathan on February 4, 2010 and April 21, 2011 vest in five equal annual installments commencing on the first anniversary of the date of grant, subject to continuing employment.

(2)	None of Messrs. Dowd, Fortino, Fortunato or Nuzzo had any outstanding equity awards as of December 31, 2014.

(3)
Includes time-vested restricted stock and RSUs awarded under the 2011 Stock Plan, which generally vest in three equal annual installments commencing on the first anniversary of the date of grant, subject to continuing employment, except for (i) the April 21, 2011 restricted stock grant to Dr. Ramanathan, which vests 20% on the third anniversary of the date of grant, 30% on the fourth anniversary of the date of grant and 50% on the fifth anniversary of the date of grant; and (ii) the December 12, 2011 restricted stock grant to Dr. Ramanathan, which vests 30% on the third anniversary of the date of grant, 30% on the fourth anniversary of the date of grant and 40% on the fifth anniversary on the date of grant.

(4)	Market value is based on the closing price of our Common Stock of $46.96 per share on December 31, 2014.

(5)
Represents the threshold number of PSUs granted in February 2013 and February 2014, as indicated, under the 2011 Stock Plan. The PSUs granted in February 2013 are scheduled to vest on December 31, 2015 and the PSUs granted in February 2014 are scheduled to vest on December 31, 2016, in each case subject to company performance and the Named Executive Officer’s continued employment. The PSUs granted to Dr. Ramanathan in February 2013 were intended as part of the November 2012 long-term incentive award but, because the relevant performance goals were not set until early 2013, were granted on February 19, 2013. The threshold award shown above represents 50% of the target award; the actual number of PSUs that may be earned may range from 0% to 200% of the target number, as described under “Compensation Discussion and Analysis - Long-Term Incentive Compensation” above.

2014 Option Exercises and Stock Vested Table
The following table sets forth information regarding the vesting of RSUs and restricted stock and exercise of options by the Named Executive Officers during our fiscal year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired Upon Vesting (#)(2)	Value Realized Upon Vesting ($)(3)

Michael Archbold	—	—	—	—
Jeffrey Hennion	—	—	—	—
Guru Ramanathan	—	—	2,714	109,629
Daisy Vanderlinde	—	—	—	—
Joseph Fortunato	632,518	6,962,103	10,570	390,350
Michael Nuzzo	199,382	1,753,360	2,004	91,562
Carmine Fortino	—	—	—	—
Thomas Dowd	156,484	1,027,282	2,004	91,562

(1)	Calculated by determining the difference between the weighted average market price of the underlying shares at the time of exercise and the exercise price of the stock options.

(2)
Reflects the gross number of shares acquired upon vesting of the first tranche of the April 2011, December 2011 and November 2012 restricted stock and RSU awards a portion of which was withheld to satisfy minimum tax withholding obligations for each officer.

(3)	Market value is based on the average of the high and low trading prices for our Common Stock on the NYSE on the date of vesting.

2014 Non-Qualified Deferred Compensation Table
We maintain the GNC Live Well® Later Non-Qualified Deferred Compensation Plan for the benefit of a select group of our highly compensated executives. Under this plan, employees may elect to defer a portion of their future compensation until a specified future year, or until retirement. We may in our discretion elect to make a matching contribution to the plan for a calendar year, based on amounts deferred by participants for that year. Participants may select the investment fund or funds in which such deferred amounts are deemed to be invested for the purpose of crediting deferrals with investment gains and losses.
Messrs. Archbold, Dowd, Fortunato and Nuzzo and Dr. Ramanathan elected to make contributions to the deferred compensation plan in 2014. The following table identifies, for each such executive, his contributions, our contributions, the aggregate earnings and withdrawals in 2014 and the aggregate balance as of December 31, 2014:

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Name	($)	($)	($)	($)	($)

Michael Archbold	65,769	9,865	—	—	75,635

Thomas Dowd	62,912	11,256	21,647	—	606,669

Joseph Fortunato	40,802	20,401	2,443	21,050	22,195

Michael Nuzzo	18,084	9,042.00	(369)	—	17,715

Guru Ramanathan	48,066	10,638	9,785	—	181,666

(1)
Amounts reflected are included in “All Other Compensation” on the Summary Compensation Table above. Messrs. Fortunato, Nuzzo and Dowd forfeited such matching contributions upon separation from the Company.

(2)	Amounts reflected are not included as compensation for the relevant Named Executive Officers on the Summary Compensation Table above.

(3)
For Mr. Dowd, the amount reported includes previously earned, but deferred, salary and bonus that were reported in our Summary Compensation Table in previous years as follows: (i) 95,173 in 2013, (ii) $87,576 in 2012 and (iii) $74,949 in 2011.

Potential Payments Upon Termination or a Change in Control
The termination and change in control arrangements for the Named Executive Officers (other than Mr. Archbold and Dr. Ramanathan, each of whom have employment agreements with the Company) are generally governed by Company policy. As such, these arrangements generally are uniform and not highly negotiated. The Compensation Committee does not generally consider the amounts payable in connection with termination and change in control events when establishing the compensation of the Named Executive Officers. The Compensation Committee, together with the Board, established the termination and change of control arrangements described herein to address and conform to our: overall compensation objectives in attracting and retaining the caliber of executives that are integral to our growth; market competitiveness; maintaining management continuity, particularly through periods of uncertainty related to change in control events; providing our key personnel with the assurance of fair and equitable treatment following a change in control and other events; and ensuring that management is held to high standards of integrity and performance.
The following is a summary of the termination and change of control provisions in the employment agreements for Mr. Archbold and Dr. Ramanathan and otherwise payable to Mr. Hennion and Ms. Vanderlinde as of December 31, 2014.

Mr. Archbold
Upon Mr. Archbold’s termination due to death or total disability, we will be required to pay to him (or his guardian or personal representative):

•	all amounts of earned but unpaid based salary, accrued but unpaid vacation, and welfare and retirement benefits accrued and vested through the date of such termination;

•	any unpaid annual bonus with respect to the year prior to the year in which such termination occurs; and

•
provided that Mr. Archbold or his guardian, personal representative or estate, as applicable signs a release in the form specified under his employment agreement, a prorated share of the annual bonus he would have been entitled to receive had he worked through the date of payment of such annual bonus, based on the actual level of achievement of the performance objectives for the year of such termination.

In addition, Mr. Archbold’s outstanding time-vested equity awards will vest and restrictions on restricted stock awards will lapse as of the date of termination, and his performance-based equity awards will vest on a prorated basis, calculated based on the assumption that “target” levels would have been achieved with respect to each relevant performance objective.
If Mr. Archbold’s employment is terminated without cause or he resigns for good reason (as defined in his employment agreement and summarized below), then we will be required to pay him:

•	all amounts of earned but unpaid based salary, accrued but unpaid vacation, and welfare and retirement benefits accrued and vested through the date of such termination;

•
an amount equal to two times his base salary, payable in accordance with the Company’ normal payroll practices and procedures over the 24-month period beginning on the 60th day after the date of his termination, subject to Mr. Archbold’s execution of a release in the form specified by his employment agreement; and

•
any unpaid annual bonus with respect to the year prior to the year in which such termination occurs; and, subject to Mr. Archbold’s execution of a release in the form specified by his employment agreement, a prorated share of the annual bonus he would have been entitled to receive had he worked through the date of payment of such annual bonus, based on the actual level of achievement of the performance objectives for the year of such termination, in each case payable at the time and in the manner annual bonuses are paid to employees, generally.

We will also pay the monthly cost of COBRA continuation coverage for Mr. Archbold for a period of 18 months following the date of his termination or until he obtains comparable health coverage from another employer, if earlier, subject to his execution of a release in the form specified by his employment agreement.
In addition, subject to his execution of a release in the form specified by his employment agreement, Mr. Archbold’s equity-based awards will vest on the 60th day after the date of termination as follows:

•
outstanding time-vested equity awards that would have become vested in accordance with their terms within the 24-month period following the date of termination if Mr. Archbold had remained employed by the Company through such period will vest (and restrictions on restricted stock awards will lapse) as of the date of termination and become exercisable for the longer of a period of 90 days following the date of termination or for the exercise period specified in the applicable grant agreement; and

•
his performance-based equity awards will vest on a prorated basis, calculated based on the assumption that “target” levels would have been achieved with respect to each relevant performance objective and will be exercisable, as applicable, for the longer of a period of 90 days following the date of termination or for the exercise period specified in the applicable grant agreement.

Under Mr. Archbold’s employment agreement, “cause” generally means (as determined in good faith by a two-thirds vote of the Board and subject to cure in accordance with the terms thereof) Mr. Archbold’s:

•	intentional or reckless failure to comply with any material obligation under his employment agreement;

•	conviction of, or plea of nolo contendere to, a misdemeanor that causes substantial actual harm to the Company or any of its affiliates or crime constituting a felony;

•	theft, embezzlement or fraud in connection with his duties under his employment agreement;

•	engaging in any activity that gives rise to a material conflict with the Company or any of its affiliates;

•	misappropriation of any material business opportunity of the Company or any of its affiliates;

•	willful or reckless failure to carry out the Company’s rules, regulation, policies and codes of ethics and/or conduct that is material;

•
substance abuse that either (i) significantly or persistently impairs his performance of his duties under his employment agreement, or (ii) causes or is likely to cause substantial harm to the Company or any of its affiliates;

•	use of illegal drugs that either impairs his performance of his duties under his employment agreement or causes or is likely to cause harm to the Company or any of its affiliates;

•	engagement in conduct that he knows or should know is materially injurious to the Company or any of its affiliates; or

•
failure to relocate in accordance with the terms specified in his employment agreement, other than due to force majeure or a delay or no more than 30 days resulting from the death or serious illness of a member of his immediate family.

Under Mr. Archbold’s employment agreement, “good reason” generally means, without Mr. Archbold’s consent, our:

•	intentional or reckless failure to comply with any material obligation of the Company under his employment agreement;

•
material reduction (including in the aggregate) of his responsibilities, duties, status or authority (including but not limited to a change in reporting obligation) as the Chief Executive Officer of the Company (other than temporarily during any period in which Mr. Archbold is incapacitated due to physical or mental illness);

•	removal of Mr. Archbold from the position of Chief Executive Officer of the Company or failure to elect (or nominate) him to, or removal from our Board;

•	material reduction in his base salary; or

•	relocation of his principal place of business for performing services to the Company to a new location that is more than 75 miles from the Company’s current headquarters.

Dr. Ramanathan.
Dr. Ramanathan’s employment agreement also provides for certain benefits upon termination of employment. Upon Dr. Ramanathan’s death or disability, he (or his estate) is entitled to his then-current base salary for the remainder of the employment period, and, subject to the discretion of the Board or the Compensation Committee, a pro rata share of his current year annual bonus, based on actual employment, provided bonus targets are met. The employment period is the two-year period from the initial effective date of the relevant agreement and for one-year periods thereafter. Upon termination of employment by us without cause or voluntarily by Dr. Ramanathan for good reason, subject to the execution of a written release, he is also entitled to:

•
salary continuation generally for the greater of one year or the remainder of the initial employment period under the agreement, or two years if the termination occurs upon or within six months following a change in control;

•	subject to the discretion of the Board or the Compensation Committee, a pro rata share of the annual bonus based on actual employment and achievement of performance objectives; and

•
reimbursement for any portion of the monthly cost of COBRA coverage that exceeds the amount of monthly health insurance premium (with respect to the executive’s coverage and any eligible dependent coverage) payable by the executive immediately prior to such termination, such reimbursements to continue through the expiration of the agreement term or the severance period, if earlier.

For purposes of Dr. Ramanathan’s employment agreement, “cause” generally means his:

•	failure to comply with any material obligation imposed by his employment agreement;

•	being indicted for any felony or any misdemeanor that causes or is likely to cause harm or embarrassment to us, in the reasonable judgment of the Board;

•	theft, embezzlement or fraud in connection with the performance of his duties;

•	engaging in any activity that gives rise to a material conflict of interest with us;

•	misappropriation of any of our material business opportunities;

•	any failure to comply with, observe or carry out our or the Board’s rules, regulations, policies or codes of ethics or conduct;

•	substance abuse or illegal use of drugs that, in the reasonable judgment of the Board, impairs his performance or causes or is likely to cause harm or embarrassment to us; or

•	engagement in conduct that he knows or should know is injurious to us.

For purposes of Dr. Ramanathan’s employment agreement, “good reason” generally means, without Dr. Ramanathan’s prior written consent and unless we timely cure the good reason:

•	our failure to comply with material obligations under his employment agreement; or

•	a material reduction in his base salary.

For purposes of Dr. Ramanathan’s employment agreement, “change in control” generally means:

•	an acquisition representing 50% or more of either our Common Stock or the combined voting power of our securities entitled to vote generally in the election of the Board; or

•
the approval by our stockholders of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition (other than a merger or consolidation) of all or substantially all of our or our subsidiaries’ assets.

Under all circumstances, Mr. Ramanathan’s unvested equity awards will be forfeited as of the date of his termination unless otherwise provided in the award agreement.
The following tables quantify the estimated payments and benefits that the Named Executive Officers would have received if their employment had terminated on December 31, 2014 under the circumstances shown or if we had undergone a change in control on such date. The tables exclude (i) compensation amounts accrued through December 31, 2014 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) vested account balances under our 401(k) plan that are generally available to all of our salaried employees. The amounts reflected for 2014 Incentive Compensation for each of the Named Executive Officers are the amounts that were actually paid to the Named Executive Officers in early 2015 under the 2014 Incentive Plan (or applicable employment agreement) and shown in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table, except that, in Mr. Archbold’s case, the amount shown was specified by his employment agreement.

Where applicable, the information in the tables uses a fair market value per share of $46.96 as of December 31, 2014 for our Common Stock, which is equal to the closing price of our Common Stock on December 31, 2014.
Mr. Archbold

Benefit	Termination w/o Cause or for Good Reason ($)	Death or Disability ($)

Base Salary	1,900,000	0

2014 Incentive Compensation	395,833	395,833

Health & Welfare Benefits	18,994	0

Accelerated Vesting of Stock Options	1,613,505	2,420,250

Net Value	3,928,332	2,816,083

Mr. Hennion

Benefit	Termination w/o Cause or for Good Reason ($)

Base Salary	470,000

2014 Incentive Compensation	0

Health & Welfare Benefits	18,994

Net Value	488,994

Dr. Ramanathan

Benefit	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason w/in 6 Months After a Change in Control ($)	Death or Disability ($)

Base Salary Continuation	340,930	681,860	54,175

Pro Rata Bonus	0	0	0

Health & Welfare Benefits	23,652	23,652	0

Net Value	364,582	705,512	54,175

Ms. Vanderlinde

Benefit	Termination w/o Cause or for Good Reason ($)

Base Salary	385,000

2014 Incentive Compensation	0

Health & Welfare Benefits	18,994

Net Value	403,994

The employment agreements provide that if any payment or benefit will be subject to or result in the imposition of the excise tax imposed by Code Section 4999, then the amount of such payment or payments will be reduced to the highest amount that may be paid by us without subjecting such payment to the excise tax. We have assumed that none of the payments or benefits provided to Mr. Archbold, Mr. Hennion, Dr. Ramanathan or Ms. Vanderlinde would have been subject to or resulted in the imposition of the excise tax imposed by Code Section 4999. Accordingly, no reductions in such payments and benefits have been applied in the tables above.
The 2007 Stock Plan and the 2011 Stock Plan provide that, in the event of a change in control, unvested stock-based awards generally may be fully vested, cancelled for fair value or substituted for awards that substantially preserve the applicable terms of such stock-based awards. We have assumed for purposes of the above table that upon a change in control, Dr. Ramanathan’s equity-based awards would not be accelerated, and instead would be substituted for awards that substantially preserve the applicable terms of the stock-based awards.
For more information regarding actual termination payments during 2014, see “Compensation Discussion and Analysis - Termination Payments” above.

APPROVAL OF THE ADOPTION OF
THE 2015 STOCK AND INCENTIVE PLAN
(PROPOSAL 3)

Our 2011 Stock and Incentive Plan (the “2011 Plan”) was originally adopted by the Board and approved by our stockholders on March 31, 2011. The 2011 Plan was renamed the 2015 Stock and Incentive Plan (the “2015 Plan”) and amended to reflect current best practices and subsequently adopted by the Board, upon recommendation by the Compensation Committee, as of April 2, 2015, subject to stockholder approval.
The principal features of the 2015 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2015 Plan, which is set forth as Exhibit A to this Proxy Statement. The principal amendments were to increase by 3,000,000 the total number of shares of our Common Stock reserved for issuance as awards under the 2015 Plan, and the addition of a “double-trigger” vesting provision, under which awards do not automatically vest upon a change in control. To further align compensation with performance, the 2015 Plan also requires a minimum three-year vesting requirement for time-based restricted stock and restricted stock unit awards and a minimum one-year vesting requirement for performance-based restricted stock and restricted stock unit awards. The 2015 Plan provides individual per employee limits with respect to performance-based compensation.
The 2015 Plan is also being resubmitted to our stockholders, in accordance with Section 162(m) of the Internal Revenue Code (the “Code”), in order to allow us to provide certain performance-based compensation that is deductible for Federal income tax purposes. The affirmative vote of our stockholders on or prior to the date of the first stockholders’ meeting in 2015 is required for approval of the 2015 Plan in order to continue the our ability to grant performance-based compensation qualified under Section 162(m) of the Code. If our stockholders do not approve the 2015 Plan as proposed in this proxy statement, the 2011 Plan will remain in effect without the amendments. Accordingly, if our stockholders do not approve the 2015 Plan, employees will not receive certain tax deductible performance-based compensation under the 2015 Plan.
The Board recommends that stockholders vote “FOR” approval of the 2015 Stock and Incentive Plan, as amended. Such approval will ensure our continuing ability to provide a flexible range of compensation awards, including performance-based compensation awards, under the 2015 Plan. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of approval of the 2015 Plan.
General
Purpose of the Plan. The purpose of the 2015 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. Employees, consultants and non-employee directors of the Company or any affiliate, are eligible to receive awards under the 2015 Plan. The Committee (as described in “Administration” below) will select which employees, consultants and non-employee directors will be participants, the types of awards to be made to participants and the terms, conditions and limitations applicable to the awards. It is expected that approximately 150 employees and eight non-employee directors will be eligible to participate in the 2015 Plan.
Shares Available for Grant. The maximum aggregate number of shares of our Common Stock for which awards may be granted under the 2015 Plan is limited to the sum of (i) the number of shares available under the 2011 Plan immediately prior to stockholder approval of the 2015 Plan (as of December 31,

2015, 5,966,438 shares were available subject to the counting, substitution and adjustment provisions of the 2011 Plan) and (ii) 3,000,000 shares, all subject to adjustment as provided in the 2015 Plan for stock splits, dividends and similar events. The 2015 Plan provides that the number of shares represented by “full value” awards, which are awards for which a participant is not required to pay the fair market value, as measured on the grant date, are counted at a 1.8:1 premium against the remaining shares available. Common Stock which is subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited award (or awards settled in cash in lieu of Common Stock) will become available for grant pursuant to new awards. However, shares delivered or withheld in satisfaction of the exercise price of an award or any tax withholding will not become available for grant pursuant to new awards. Stock options and stock appreciation rights to be settled in shares of Common Stock are counted in full against the number of shares available for award under the 2015 Plan regardless of the number of shares issued upon exercise of the stock option or appreciation right as the result of a net settlement. The Common Stock which may be issued pursuant to an award under the 2015 Plan may be treasury shares or authorized but unissued shares or Common Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the 2015 Plan, or any combination of such shares.
In order to determine the number of shares of the Common Stock to be authorized under the 2015 Plan, the Compensation Committee and the Board considered the needs of the Company for shares and the potential dilution that awarding the requested shares may have on our existing stockholders. The Compensation Committee consulted with its independent compensation advisor, Hay Group, in this regard. The Compensation Committee and the Board also considered the need for stockholder approval of the 2015 Plan to maintain the ability to make performance-based awards that comply with Internal Revenue Code Section 162(m) and recommended that the Board authorize an additional 3,000,000 shares for issuance under the 2015 Plan, which it expects will be more than sufficient for awards during the five year period that coincides with the need to obtain re-approval by our stockholders for Section 162(m) purposes. Because Proposal 3 does not contemplate the amount or timing of specific equity awards in the future, it is not possible to calculate with certainty the number of years of equity awards that will be available or the amount of subsequent dilution that may ultimately result from such awards. The rationale and practices of the Compensation Committee with respect to equity awards is set forth in “Compensation Discussion and Analysis” above.
The Compensation Committee and the Board also considered the burn rate with respect to the Company’s equity awards. The burn rate is the total equity awards granted by the Company in a fiscal year, divided by the total common stock outstanding at the beginning of the year. In fiscal 2012, 2013 and 2014, the Company made equity awards representing a total of 866,766 shares, 202,088 shares and 624,194 shares, respectively. Using the ISS Proxy Advisor Services methodology for calculating burn rate, the Company’s three-year average (ISS adjusted) burn rate for equity grants made in fiscal 2012, 2013 and 2014 was 0.58%. The Compensation Committee and the Board were satisfied that the Company’s burn rate over the past three years was at an acceptable level.
An additional metric that the Compensation Committee and the Board used to measure the cumulative dilutive impact of the proposed Plan is overhang. Overhang is defined as the sum of outstanding stock options and full value awards and the number of shares available for future grant , divided by the total number of outstanding shares. As of December 31, 2014, the Company had 910,870 shares subject to outstanding stock options and full value awards, plus 5,966,438 shares available for future issuance under the 2011 Plan. As of that date, the Company had 87,874,172 outstanding shares of the Common Stock, resulting in an overhang of 7.8%.
Awards. The 2015 Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Code, and options which do not qualify as ISOs, known as nonqualified stock options (“NSOs,” and, together with ISOs, “options”), but not in tandem. Options granted under the 2015 Plan may be accompanied by stock appreciation rights (“Tandem SARs”), and stock appreciation rights may be granted alone (“Stand Alone SARs,” and, together with Tandem SARs, “SARs”). Performance shares and performance-based cash awards (collectively, “Performance Awards”) may also be granted under the 2015 Plan, which Performance Awards may be contingent on the performance of the Company, a subsidiary, affiliate, any division, operational unit, department, business segment or portion thereof or a participant, or any combination thereof. The 2015 Plan also provides for the granting of restricted stock and other stock-based awards, which include restricted stock units. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.” The participants in the 2015 Plan will consist of those employees, consultants and non-employee directors of the Company and its affiliates who are designated as grantees by the Committee administering the 2015 Plan, as described below.
The number of shares available under the 2015 Plan, any outstanding awards and individual per-employee share limits are automatically adjusted in the event of stock dividends and similar events. In the event the shares of Common Stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the 2015 Plan.
Awards are subject to forfeiture and recoupment pursuant to the Company’s recoupment policy or if a 2015 Plan participant engages in misconduct, including conduct contributing to any financial restatements, or violation of any Company policy, and incentive-based compensation otherwise payable or paid to current or former executive officers is forfeited and/or repaid to the Company as may be required pursuant to applicable regulatory requirements.
No awards may be granted under the 2015 Plan, as amended, after April 2, 2025 and no Performance Awards or restricted stock, other stock‑based awards or other awards intended to qualify as “performance‑based” compensation under the Internal Revenue Code may be granted under the 2015 Plan subsequent to the Company’s annual meeting of stockholders in 2020.
Administration
The 2015 Plan will be administered by the Compensation Committee (the “Committee”), consisting of not less than two members of the Board. Each member of the Committee must be an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), and an independent director under the rules of any stock exchange on which the Common Stock may be listed and under any other applicable regulatory requirements.
A majority of the members of the Committee will constitute a quorum. The vote of a majority of a quorum (or the unanimous written consent of the Committee members) will constitute action by the Committee. The Committee will periodically determine the participants in the 2015 Plan and the nature, amount, pricing, timing, and other terms of awards to be made to such individuals. The Committee has the power to interpret and administer the 2015 Plan. All questions of interpretation with respect to the 2015 Plan, the number of shares of Common Stock or other securities, stock options, stock appreciation rights, or units granted, and the terms of any agreements evidencing such awards will be determined by the Committee, and its determination will be final and conclusive upon all parties in interest. In the event of any conflict between an award agreement and the 2015 Plan, the terms of the 2015 Plan govern. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the 2015 Plan in accordance with its terms and purpose.
Stock Options
Options which may be granted by the Committee represent a right to purchase a specified number of shares of Common Stock at a specified price during such period of time as the Committee determines. The exercise price per share of Common Stock of any option will be no less than the fair market value per share of the Common Stock subject to the option on the date the option is granted. Fair market value, for purposes of the 2015 Plan, is the closing price per share of the Company’s Common Stock on the New York Stock Exchange for the date as of which fair market value is to be determined. On March 27, 2015 the fair market value of a share of the Company’s Common Stock was $46.04. The maximum number of shares of Common Stock for which options, SARs and other purchase rights constituting appreciation awards under the 2015 Plan can be granted to any one employee under the 2015 Plan may not exceed 1,500,000 shares per fiscal year of the Company.
An option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. At the discretion of the Committee, the exercise price of the option may be paid in cash, by cash forwarded through a broker or other agent sponsored exercise or financing program, through a combination of the foregoing, or through such other means as the Committee determines are consistent with the 2015 Plan’s purpose and applicable law, including the net withholding of shares to be issued upon exercise or by payment of the exercise price with previously‑owned shares.
For ISOs, the aggregate fair market value (determined on the date of grant) of the shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation will not exceed $100,000.
Subject to the foregoing and the other provisions of the 2015 Plan, stock options granted under the 2015 Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Committee in its discretion.
Stock Appreciation Rights
An SAR is a right to receive, upon surrender of the right, an amount payable in cash and/or shares of Common Stock under such terms and conditions as the Committee determines. An SAR may be granted in tandem with part or all of (or in addition to, or completely independent of) an option or any other award under the 2015 Plan. An SAR issued in tandem with a stock option may only be granted at the time of grant of the related option. An SAR issued in tandem with an ISO is not exercisable unless the then fair market value of the Common Stock exceeds the exercise price of the ISO. The amount payable in cash and/or shares of Common Stock with respect to each SAR will be equal in value to a percentage (including up to a maximum of 100%) of the amount by which the fair market value per share of Common Stock on the exercise date exceeds the fair market value per share of Common Stock on the date of grant of the SAR. The applicable percentage will be established by the Committee. The exercise price of any SAR will be no less than the fair market value per share of the Common Stock subject to the SAR on the date the SAR is granted. The agreement evidencing the award may state whether the amount payable is to be paid wholly in cash, wholly in shares of Common Stock or partly in each. If the award agreement does not state the manner of payment, the Committee will determine the manner of payment at the time of payment. The amount payable in shares of Common Stock, if any, is determined with reference to the fair market value per share of Common Stock on the date of exercise. Tandem SARs are exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the Tandem SAR, and to the extent of such exercise, the participant’s underlying option will automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant’s related SAR will automatically terminate.
Repricing Prohibited
The 2015 Plan prohibits repricing of options, SARs or other purchase rights without further stockholder approval. Repricing includes the grant of a new option, SAR or purchase right in return for the cancellation, exchange or forfeiture of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or repurchase of an option, SAR or purchase right at a time when the grant price is greater than the fair market value of the Common Stock or any action that would be treated, for accounting purposes, as a repricing and excepting only share adjustments or substitutions under the anti-dilution and adjustment provisions of the 2015 Plan explained under “General,” above.
Other Terms of Options and SARs
No dividend equivalents may be paid or advanced in connection with any option, SAR or other purchase right. The term of any option, SAR or other purchase right may not exceed ten years from the date of grant.
Unless otherwise provided in a grantee’s award agreement, the following provisions of this paragraph will apply in the case of a grantee whose employment is terminated. If the employment of a grantee is terminated for reasons other than (i) voluntary termination after the occurrence of an event that would be grounds for a termination for cause, (ii) termination for cause, (iii) disability or (iv) death, all outstanding options, SARs and other appreciation awards held by the grantee immediately prior to termination of employment will be exercisable by the grantee (but only to the extent exercisable immediately prior to termination of employment) at any time prior to the expiration date of the option, SARs and other appreciation awards or within sixty days following the date of termination, whichever is the shorter period.
Following the death of a grantee during employment or termination due to disability, all outstanding options, SARs and other appreciation awards held by the grantee immediately prior to termination (but only to the extent exercisable immediately prior to the death of the grantee or termination due to disability) will be exercisable by the grantee or by the person entitled to do so under the Will of the grantee, at any time prior to the expiration date of the option, SAR or other appreciation award or within one year after the date of death of the grantee or termination due to disability, whichever is the shorter period.
Following the termination of a grantee’s employment for cause, or voluntary termination after an event that would constitute grounds for termination for cause, all outstanding options held by the grantee immediately prior to termination (whether or not exercisable) will be immediately forfeited.
Restricted Stock
Restricted stock is Common Stock that is issued to a participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of employment or service under certain specified conditions, including the failure to achieve performance conditions. The restriction period applicable to restricted stock must, in the case of a time-based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction period, be not less than one year. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine, provided that the Committee will not accelerate the vesting of, or waive the restrictions with respect to, restricted stock except in the case of death, disability, retirement, involuntary termination other than for cause, or change in control. Subject to such restrictions as the Committee may impose, the participant will have, with respect to awards of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the restricted stock and the right to receive any dividends on such stock.
If the grantee of restricted stock ceases to be an employee for any reason, any outstanding shares of restricted stock held by the grantee will vest or be forfeited according to the terms of the award agreements.
Performance Shares and Performance-Based Cash Awards
Performance Shares and Performance-Based Cash Awards may be granted under the 2015 Plan from time to time based on such terms and conditions as the Committee deems appropriate, consistent with the terms and purposes of the 2015 Plan. Performance Shares and Performance-Based Cash Awards are awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified performance criteria during a performance period by the Company, an affiliate, subsidiary, division, other operational unit, business segment, administrative department of the Company or the participant individually. The maximum amount that may be paid in cash for Performance‑Based Cash Awards under the 2015 Plan to any one participant during a fiscal year of the Company cannot exceed $5,000,000, and the maximum number of shares of stock that may be issued for Performance Shares under the 2015 Plan to any one participant during a fiscal year of the Company cannot exceed 150,000 shares. In the case of multi-year performance periods, the number or amount which is payable in any one year is the amount paid for the performance period divided by the number of years in the period. In applying this limit, the amount of cash and the number of shares earned by a participant is measured as of the close of the applicable year which ends the performance period, regardless of the fact that certification by the Committee and actual payment to the participant may occur in a subsequent year or years.
The performance criteria to be used in determining whether a Performance Award has been earned, the level of achievement of such performance criteria necessary for the Performance Award to be earned in whole or in part, and the performance period over which such performance will be measured will be determined by the Committee at the time a Performance Award is granted. Such performance criteria will be one or more pre-established objective measures of performance during the performance period by the Company, an affiliate, a subsidiary or subsidiaries, division, business segment, any branch, department, business unit or other portion thereof or the participant individually. Performance goals may be based on the following performance criteria:

•	enterprise value or value creation targets;

•	after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company;

•	operational cash flow or economic value added;

•
specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, or other capital structure improvements, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•	earnings per share or earnings per share from continuing operations;

•	sales (domestic and/or international), operating performance and revenues, net income, gross margin, operating income or earnings before income tax or other exclusions;

•	return on capital employed, return on invested capital, or return on assets;

•	total shareholder return, including after-tax or pre-tax return on stockholder equity;

•	the fair market value or book value of the shares of the Company’s Common Stock;

•	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization;

•	a transaction that results in the sale of stock or assets of the Company;

•	earnings before interest, taxes plus amortization and depreciation;

•	reduction in expenses or cost savings;

•	strategic objectives including management development, new product development and introduction;

•	individual Participant goals and objectives, including management development, new product development and introduction; or

•	any financial metric set forth in the 2015 Plan or in the Company’s financial statements as a percentage of another financial metric.

The Committee may in its discretion also determine to use other objective performance measures as performance criteria for awards that are not intended to qualify as performance‑based compensation under the Code.
If a grantee ceases to be employed for any reason during the performance period of any Performance Award, any shares or amounts will vest or be forfeited according to the terms of the Performance Award agreement.
Other Stock‑Based Awards
The Committee is authorized to grant such other stock-based awards, including restricted stock units, either alone or in addition to other awards granted under the 2015 Plan to eligible participants.
The Committee shall determine the terms and conditions of other stock-based awards, subject in the case of restricted stock units to the same three-year and one-year minimum vesting requirements applicable to restricted stock awards. Any shares of common stock or securities delivered pursuant to a purchase right granted under the 2015 Plan shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of common stock, or other property or any combination thereof, as the Committee shall determine. However, for purchase rights the value of such consideration shall not be less than the fair market value of such shares of Common Stock or other securities represented by the purchase right on the date of grant. Dividends or dividend equivalents may be granted with respect to other stock-based awards except for purchase rights.
Effect of Change in Control
Notwithstanding any other provision of the 2015 Plan to the contrary, and unless the award agreement otherwise provides, in the event the employment of a participant is terminated by the Company and its affiliates without “cause” within two years following the occurrence of a Change in Control of the Company (as defined in Section 2.7 of the 2015 Plan), (i) all options, stock appreciation rights and other appreciation awards which are then outstanding will become fully vested and exercisable and (ii) all restrictions with respect to shares of restricted stock and shares represented by restricted stock units or other stock-based awards which are then outstanding will lapse, and such shares will be fully vested and non-forfeitable. Notwithstanding any other provision of the 2015 Plan to the contrary, and unless the award agreement provides otherwise, if a Change in Control of the Company occurs prior to the end of the Performance Period, with respect to all Performance Awards which are then outstanding, all uncompleted Performance Periods will be deemed to have been completed, the target level of performance set forth with respect to each criteria under such Performance Awards will be deemed to have been attained and a pro rata portion (based on the ratio of (a) the number of full and partial months which have elapsed from the beginning of the Performance Period through the Change in Control to (b) the number of months originally contained in the Performance Period) of each such Performance Award will become payable to the participant, with the remainder of the Performance Award being forfeited.
Transferability
Awards are not generally transferable under the 2015 Plan. However, in the Committee’s discretion, an award agreement for an NSO and Tandem SAR may expressly provide for specifically limited transferability.
Possible Anti-Takeover Effect
The provisions of the 2015 Plan providing for the potential acceleration of the vesting of awards, or the lapse of restrictions or deemed achievement of performance criteria upon the occurrence of a Change in Control, may be considered as having an anti-takeover effect.
Amendment and Termination
The Board may at any time amend, suspend or terminate the 2015 Plan. The Committee may at any time alter or amend any or all award agreements under the 2015 Plan to the extent permitted by law. However, no such action by the Board or by the Committee may impair the rights of participants under outstanding awards without the consent of the participants affected thereby. Further, the Board may not amend the 2015 Plan without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed.

Payment of Taxes
Award agreements will contain a provision requiring the withholding of applicable taxes required by law from all amounts paid to the participant in satisfaction of an award. In the case of an award paid in cash, the withholding obligation will be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. In the case of awards paid in shares of Common Stock or other securities of the Company, (i) a participant may satisfy the withholding obligation by paying the amount of any taxes in cash, or (ii) with the approval of the Committee (or, in case of deduction, by the unilateral action of the Committee), shares of Common Stock or other securities may be deducted by the Company from the payment or delivered to the Company by the participant to satisfy the obligation in full or in part, as long as such withholding or delivery of shares of Common Stock or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities or Company policies. The number of shares or other securities to be deducted or delivered will be determined by reference to the fair market value of such shares or securities on the applicable date.
New Plan Benefits
The actual amount of awards to be received by or allocated to participants or groups under the 2015 Plan is not determinable in advance because the selection of participants who receive awards under the 2015 Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion. The Grant of Plan Based Awards Table on page 35 includes information with respect to prior year grants under the 2011 Plan.
Equity Compensation Plans
The following table sets forth information as of December 31, 2014 concerning common stock issuable under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	283,136	$21.24	5,966,438
Equity compensation plans not approved by security holders	—	—	—
Total	283136	$22.24	5,966,438

Federal Income Tax Consequences
The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.
Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an ISO or, generally, at the time of exercise of an ISO. The exercise of an ISO generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.
If an optionee exercises an ISO and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the ISO or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the ISO is paid with shares of the Company’s Common Stock. If shares of the Company’s Common Stock received upon the prior exercise of an ISO are transferred to the Company in payment of the option price of an ISO within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.
Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an ISO and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.
Nonqualified Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a NSO. Upon the exercise of a NSO the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a NSO is paid in whole or in part with shares of the Company’s Common Stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the NSO, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.
Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.
Stock Appreciation Rights. An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of SARs. The value of any Common Stock or cash received in payment of SARs will be treated as compensation received by the awardee in the year in which the awardee receives the Common Stock or cash. Except as described in “Other Tax Matters” below, the Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Stock. An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Restricted Stock Units. An awardee who receives restricted stock units will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any cash or shares of Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of Common Stock. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Performance Awards. An awardee who receives performance shares or a performance‑based cash award will not recognize any taxable income for federal income tax purposes upon receipt of the shares or award. The fair market value of the shares on the date the performance condition is determined to be achieved will be treated as compensation income to the awardee and will be taxable in the year the performance condition is achieved (if the awardee does not make a Section 83(b) election upon the receipt of the performance shares, in which case the awardee would recognize compensation income on the date of the award). Any cash received pursuant to a performance‑based cash award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Other Tax Matters. The exercise by an awardee of a stock option or SAR, the lapse of restrictions on restricted stock or restricted stock units or the achievement or fulfillment of performance shares or performance‑based cash awards following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the Company’s Common Stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock or restricted stock units on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of (i) restricted stock or restricted stock units or (ii) performance shares or performance‑based cash awards based on performance criteria other than those specified in the 2015 Plan, if, as of the close of the tax year, the employee is the Chief Executive Officer of the Company (or acts in that capacity) or is another “covered employee” as defined under the Code (other than the Chief Financial Officer), if the total compensation paid to such employee exceeds $1,000,000.

Vote Required for Approval
Pursuant to the Company’s Bylaws, approval of the adoption of the 2015 Plan requires the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by the holders of shares present in person or represented by proxy and entitled to vote on the proposal, with a quorum of a majority of the total votes entitled to be cast by the holders of all outstanding capital stock of the Company being present or represented by proxy at the Annual Meeting. For more information, see “How many votes are needed to approve the proposals?” on page 3 of this Proxy Statement.

RATIFICATION OF APPOINTMENT OF AUDITORS
(PROPOSAL 4)

In accordance with the Audit Committee’s charter, the Audit Committee is responsible for the appointment and retention of our independent auditors. In our fiscal years ended December 31, 2014 and 2013, all audit and non-audit services were pre-approved by the Audit Committee in accordance with the Audit Committee’s charter.
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent auditors for our fiscal year ending December 31, 2015, subject to ratification by our stockholders. Representatives of PwC will be present at the Annual Meeting to answer questions and will also have the opportunity to make a statement if they desire to do so. If the proposal to ratify PwC’s appointment is not approved, other certified public accountants will be considered by the Audit Committee. Even if the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its stockholders.
Fees Paid to PricewaterhouseCoopers LLP
The fees incurred by us for professional services rendered by PwC for our fiscal years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Audit Fees (1)	$1,096,023	$1,085,581
Audit-Related Fees (2)	60,000	170,000
Tax Fees (3)	12,675	15,818
All Other Fees	0	0
	$1,168,698	$1,271,399

(1)	Includes services related to the audit of the Company’s financial statements and internal controls over financial reporting, statutory audits of subsidiaries, and various other filings with the SEC.
(2) Principally includes due diligence services related to mergers and acquisitions.

(3)	Includes services related to federal and state tax compliance, planning and advice, including consultation related to mergers and acquisitions.

The Audit Committee has concluded that the provision of the foregoing services is compatible with maintaining PwC’s independence.

The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this Proposal 4.

Pre-Approval Policies and Procedures
All of the services performed for us by PwC during 2014 were pre-approved by the Audit Committee. The Audit Committee’s policy, as reflected in its charter, requires that the Committee pre-approve on an engagement-by-engagement basis all audit and non-audit services to be performed by our independent auditors, provided that the Committee may delegate the authority to pre-approve such services to a subcommittee of the Audit Committee.
Recommendation
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PWC AS INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2015.

AUDIT COMMITTEE REPORT
The Board has determined that each member of the Audit Committee meets the SEC and NYSE independence and financial literacy requirements. The Board has also determined that each of Messrs. Hines and Mallott qualifies as an “audit committee financial expert.”
The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2014 with both management and the independent auditors. The Audit Committee discussed the auditors’ review of our quarterly financial information with the auditors prior to the release of such information and the filing of our quarterly reports with the SEC.
Further, the Audit Committee discussed with the independent auditors the matters required to be discussed by Public Accounting Oversight Board (“PCASB”) Auditing Standard No. 16 (Communications with Audit Committees), received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the auditors the auditors’ independence. The Audit Committee also discussed with the auditors financial management matters related to our internal control over financial reporting. Based on these discussions, the Committee’s review of our audited financial statements for the year ended December 31, 2014 and the written disclosures received from the independent auditors, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.
This audit committee report is not deemed filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filings that we may make with the SEC.
AUDIT COMMITTEE
Philip E. Mallott (Chairperson)
Jeffrey P. Berger
Michael F. Hines
C. Scott O’Hara

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table below sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date by: (i) each person, or group of affiliated persons, known by us to beneficially own more than five percent of our Common Stock; (ii) the Named Executive Officers; (iii) each of our directors and nominees for director; and (iv) all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the Exchange Act and includes voting and investment power with respect to our Common Stock. The following table includes Common Stock issuable within 60 days of the Record Date upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Percentage of beneficial ownership is based on 87,760,628 shares of Common Stock outstanding as of March 27, 2015. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns.
Unless otherwise indicated, the address of each beneficial owner listed below is c/o GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, PA 15222.

Name of Beneficial Owner	Position	Shares	Percentage (%)

Michael G. Archbold	CEO	71,238(1)	*

Jeffrey P. Berger	Director	37,718(2)	*

Alan D. Feldman	Director	4,066(3)	*

Jeffrey R. Hennion	Chief Marketing and e-Commerce Officer	16,861(4)	*

Michael F. Hines	Director	74,038(5)	*

Amy B. Lane	Director	23,746(6)	*

Philip E. Mallott	Director	6,644(7)	*

Robert F. Moran	Director	4,066(8)	*

C. Scott O’Hara	Director	5,167 (9)	*

Guru Ramanathan	Senior Vice President and Chief Innovation Officer	98,363(10)	*

Daisy L. Vanderlinde	Chief Human Resources Officer	7,346(11)	*

Richard J. Wallace	Director	35,118(12)	*

All directors and executive officers as a group (15 persons)		429,586	*

Beneficial Owners of 5% or More of Our Outstanding Common Stock		Shares	Percentage (%)

FMR LLC and certain affiliated parties (13) 82 Devonshire Street Boston, MA 02109		9,379,424	10.69%
The Vanguard Group, Inc. (14) 100 Vanguard Blvd. Malvern, PA 19355		5,285,100	6.02%
Eminence Capital LP and certain affiliated parties (15) 65 East 55th Street, 25th Floor New York, NY 10022		4,604,117	5.25%
TPG-Axon Management LP and certain affiliated parties (16) 888 Seventh Avenue, 38th Floor New York, NY 10019		4,447,309	5.07%

*Less than 1% of the outstanding shares of Common Stock.

(1)	Consists of 35,619 shares of time-vested restricted stock and 35,619 shares of performance-vested restricted stock.

(2)
Consists of (i) 28,117 shares directly held, (ii) 2,601 time-vested restricted stock units and (iii) 7,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days following the Record Date.

(3)	Consists of (i)1,465 shares directly held and (ii) 2,601 time-vested restricted stock units.

(4)	Consists of (i) 4,649 time-vested restricted stock units, (ii) 6,106 shares of time-vested restricted stock and (iii) 6,106 shares of performance-vested restricted stock.

(5)
Consists of (i) 34,517 shares directly held, (ii) 2,601 time-vested restricted stock units and (iii) 36,920 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days following the Record Date.

(6)
Consists of (i) 4,603 shares directly held, (ii) 2,643 time-vested restricted stock units (including units representing accrued dividends on deferred amounts) and (iii) 16,500 shares issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days following the Record Date.

(7)	Consists of (i) 4,043 shares directly held and (ii) 2,601 time-vested restricted stock units.

(8)	Consists of (i) 1,465 shares directly held and (ii) 2,601 time-vested restricted stock units.

(9)	Consists of (i) 2,566 shares directly held and (b) 2,601 time-vested restricted stock units.

(10)
Consists of (i) 16,777 shares directly held, (ii) 7,999 shares of time-vested restricted stock, (iii) 3,561 shares of performance-vested restricted stock, (iv) 3,244 time-vested restricted stock units and (v) 66,782 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days following the Record Date.

(11)	Consists of (i) 1,240 time-vested restricted stock units, (ii) 3,053 shares of time-vested restricted stock and (iii) 3,053 shares of performance-vested restricted stock.

(12)
Consists of (i) 4,517 shares directly held, (ii) 2,601 time-vested restricted stock units and (iii) 28,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days following the Record Date.

(13)
Based on the Amendment No. 2 to Schedule 13G filed with the SEC on January 12, 2015 by FMR LLC, a parent holding company, Edward C. Johnson 3d, Chairman of FMR LLC, and Abigail P. Johnson, the Vice Chairman, Chief Executive Officer and President of FMR LLC. In the Amendment No. 2 to Schedule 13G, (i) FMR LLC discloses it has sole voting power over 754,731 shares and sole dispositive power over 9,379,424 shares, and (ii) Mr. Johnson and Ms. Johnson each disclose that he or she has sole dispositive power over 9,379,424 shares. Members of Mr. Johnson’s family are the predominant owners, directly or through trusts, of the Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC, and through a shareholders’ voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC.

(14)
Based on the Amendment No. 2 to Schedule 13G filed with the SEC on February 10, 2015 by The Vanguard Group, Inc. (“Vanguard”). In the Amendment No. 2 to Schedule 13G, Vanguard reports it has sole voting power over 60,966 shares, sole dispositive power over 5,231,734 shares and shared dispositive power over 53,366 shares.

(15)
Based on the Schedule 13G filed with the SEC on March 20, 2015 by Eminence Capital, LP, Eminence GP, LLC and Ricky C. Sandler. The Schedule 13G reports that Eminence Capital, LP is the management company, general partner or manager with respect to various funds, including: Eminence Partners, L.P; Eminence Partners II, L.P.; Eminence Partners Leveraged, L.P.; Eminence Eaglewood Master, L.P.; Eminence Partners Long, L.P.; Eminence Fund Master, Ltd.; Eminence Fund Leveraged Master, Ltd.; and Eminence Fund Long, Ltd. (collectively, the “Eminence Funds”), as well as a managed account and, as such, has the power to direct the disposition and voting of shares beneficially owned thereby. Additionally, the Schedule 13G discloses that Mr. Sandler is the Chief Executive Officer of Eminence Capital, LP and the Managing Member of Eminence GP, LLC and may be deemed to have voting and dispositive power with respect to the voting of shares directly owned by the Eminence Funds, the managed account and certain family and other related accounts over which Mr. Sandler has investment discretion.

(16)	Based on the Schedule 13G filed with the SEC on February 17, 2015 by TPG-Axon Management LP (“TPG-Axon Management”), TPG-Axon Partners GP, L.P. (“PartnersGP”), TPG-Axon GP, LLC

(“GPLLC”), TPG-Axon Partners, LP (“TPG-Axon Domestic”), TPG-Axon International, L.P. (“TPG-Axon International”), TPG-Axon International GP, LLC (“International GP”), Dinakar Singh LLC (“Singh LLC”) and Dinakar Singh. The Schedule 13G reports that TPG-Axon Management is the investment advisor to various funds, including TPG-Axon Partners, LP (“TPG-Axon Domestic”), TPG-Axon International and a managed account and, as such has the power to direct the disposition and voting of shares beneficially owned by TPG-Axon Domestic and TPG-Axon International. Additionally, the Schedule 13G discloses that each of Singh LLC, GPLLC, PartnersGP, International GP and Mr. Singh disclaim beneficial ownership of the shares reported on the Schedule 13G.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our directors, executive officers and holders of more than 10% of our Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with the SEC on Forms 3, 4 and 5 with respect to their ownership and change of ownership of our Common Stock. Based solely upon a review of the copies of these forms or written representations, which we have received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for our fiscal year ended December 31, 2014, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and holders of more than 10% of our Common Stock.
STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING
Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for our 2016 Annual Meeting must be received by us no later than December 10, 2015 to be presented at the 2016 Annual Meeting or to be eligible for inclusion in the proxy materials related thereto under the SEC’s proxy rules. Such proposals can be sent to us at GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Secretary.
Our Fifth Amended and Restated Bylaws (the “Bylaws”) prescribe the procedures that a record stockholder must follow to nominate directors for election at an annual meeting or to bring other business before an annual meeting (other than matters submitted pursuant to Rule 14a-8). The following summary of these procedures is qualified by reference to our Bylaws, a copy of which can be obtained, without charge, upon written request to GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Secretary.
Pursuant to Article II, Section 5(b) of our Bylaws, a record stockholder must provide timely notice of any stockholder proposal (including director nomination(s)) other than those submitted pursuant to Rule 14a-8 of the Exchange Act to be properly brought before the 2016 Annual Meeting. To be timely, such notice must be received by our secretary at our principal executive offices at 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222 between the opening of business on January 23, 2016 and the close of business on February 20, 2016. The notice must contain the information specified in our Bylaws regarding the stockholder giving the notice and the business proposed to be brought before the meeting. For director nominations, the notice must also contain the information specified in our Bylaws regarding each person whom the stockholder wishes to nominate for election as director and be accompanied by the written consent of each proposed nominee to serve as director if elected. Such stockholder proposals must also be in compliance with the additional requirements set forth in the Bylaws. However, if the date of the 2016 Annual Meeting is more than 30 days before or more than 70 days after May 21, 2016, to be timely, such notice must be received not earlier than the 120th day prior to the date of the 2016 Annual Meeting and not later than (i) the close of business on the 90th day prior to the date of the 2016 Annual Meeting or (ii) the tenth day following the day on which the public announcement of the date of the 2016 Annual Meeting is first made.
With respect to stockholder proposals not included in our proxy statement for the 2016 Annual Meeting, the persons named in the Board’s proxy for the 2016 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a(4)(c) under the Exchange Act.

OTHER INFORMATION
Annual Report on Form 10-K
Copies of our Annual Report on Form 10-K can be obtained free of charge upon request to GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania, 15222, Attention: Secretary.

Appendix A

GNC Holdings, Inc.
__________________________

2015 STOCK AND INCENTIVE PLAN
__________________________

as amended and restated as of April 2, 2015

ARTICLE I.

PURPOSE

This 2015 Stock and Incentive Plan was established under the name GNC Holdings, Inc. 2011 Stock and Incentive Plan (“2011 Plan”). The 2011 Plan hereby is amended, restated, and renamed as set forth herein, effective upon and subject to the approval of the Company’s stockholders. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. Awards granted under the Plan may be made in compliance with the requirements of Section 162(m) of the Code to the extent determined by the Committee in its sole discretion.
ARTICLE II.

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:
2.1    “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee; provided, however, that if the Common Stock subject to any Award does not constitute “service recipient stock” for purposes of Section 409A of the Code, the Company intends that such award shall be designed to comply with Section 409A of the Code.

2.2    “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.3    “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Performance-Based Cash Award or Other Stock-Based Award. All Awards shall be subject to the terms of a written or electronic agreement executed by the Company and the

Participant. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

2.4    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Cause” means, except as provided in Article XIII, with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity, or unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award or an Award agreement that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7     “Change in Control” shall be deemed to have occurred, unless otherwise provided in the applicable Award agreement, if an event set forth in any one of the following paragraphs of this Section 2.7 shall have occurred:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b)the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two thirds (⅔) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(c)there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(d)the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

2.8    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.9    “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required Section 162(m) of the Code, an “outside director” as defined in Section 162(m) of the Code; and (iii) an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rules. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board, or subcommittee thereof, and all references herein to the Committee shall be deemed references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.10    “Common Stock” means the Class A Common Stock of the Company, par value $0.001 per share.

2.11    “Company” means GNC Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.12    “Consultant” means any Person who provides bona fide consulting or advisory services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13    “Detrimental Activity” means:

(a)    disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates,

either during or subsequent to Participant’s service relationship with the Company or its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliates, acquired by the Participant at any time prior to the Participant’s Termination;

(b)    (i) any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (ii) directly or indirectly engaging in conduct that is materially adverse to the interests of the Company, including fraud or conduct contributing to any financial restatements or irregularities;

(c)    (i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by a person, firm or corporation that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other persons on behalf of any such person, firm or corporation, or assisting any such person, firm or corporation in taking such action; (iv) directly or indirectly soliciting, raiding, enticing or inducing any person, firm or corporation (other than the U.S. Government or its agencies) who or which is, or at any time from and after the date of grant of the Award was, a customer of the Company or of any of its Affiliates to become a customer for the same or similar products or services that it purchased from the Company or any of its Affiliates, or any other person, firm or corporation, or approaching any such customer for such purpose or authorize or knowingly approving the taking of such actions by any other person; or

(d)    a material breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation or confidentiality agreement). Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.

For purposes of subsections (a), (c) and (d) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.14    “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15    “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship that could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.16    “Effective Date” means the effective date of the Plan as defined in Article XVII.

2.17    “Eligible Employee” means each employee of the Company or an Affiliate.

2.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19    “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable.

2.20    “Family Member” means “family member”, as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21    “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22    “Individual Target Award” has the meaning set forth in Section 11.1.

2.23    “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.

2.24    “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.25    “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.26    “Other Stock-Based Award” means an Award of Common Stock and other awards (including awards of cash) made pursuant to Article X that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.27     “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28    “Participant” means an Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted pursuant to the Plan.

2.29    “Performance-Based Cash Award” means a cash Award under Article XI that is payable or otherwise based on the attainment of certain pre-established performance criteria during a Performance Period.

2.30    “Performance Period” means each fiscal year of the Company or such period (as specified by the Committee) over which the performance of any performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) is to be measured.

2.31    “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.32    “Permissible Transferee” means any Family Member.

2.33    “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.34    “Plan” means this GNC Holdings, Inc. 2015 Stock and Incentive Plan, as amended from time to time.

2.35    “Reference Stock Option” has the meaning set forth in Section 7.1.

2.36    “Restricted Stock” means an Award of shares of Common Stock issued under the Plan that is subject to restrictions pursuant to Article VIII.

2.37    “Restriction Period” has the meaning set forth in Section 8.3(a).

2.38     “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.39    “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.40    “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.41    “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.42    “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.43    “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.44    “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.45    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.46    “Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.1.

2.47    “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.48    “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.49    “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, subject to Section 409A of the Code, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, subject to Section 409A of the Code, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.50    “Termination of Directorship” means that, subject to Section 409A of the Code, the Non-Employee Director has ceased to be a director of the Company.

2.51    “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his or her employment, subject to Section 409A of the Code, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. Notwithstanding the foregoing, subject to Section 409A of the Code, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.52    “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III.

ADMINISTRATION

3.1    The Committee. The Plan shall be administered and interpreted by the Committee.

3.2    Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares, (v) Other Stock-Based Awards and (vi) Performance Based Cash Awards. In particular, the Committee shall have the authority:

(a)    to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)    to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)    to determine, in accordance with the terms of the Plan, the number of shares of Common Stock or cash amount to be covered by each Award granted hereunder;

(d)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)to determine the method(s) of exercise for a Stock Option under Section 6.3(d) and the method(s) of exercise for other Appreciation Awards;

(f)to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(g)to determine whether to require an Eligible Employee, Non-Employee Director or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the Award;

(h)to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto;

(i)to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(j)to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code; and

(k)generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3    Guidelines. Subject to Article XIV, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and, with respect to Awards intended to be “performance-based,” is intended to comply with the applicable provisions of Section 162(m) of the Code and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By‑Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By‑Laws of the Company, shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6    Designation of Consultants/Liability. (a) The Committee may, in its sole discretion and to the extent permitted by applicable law and applicable exchange rules, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

(b)    The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to this Section 3.6 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7    Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By‑Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By‑Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV.

SHARE LIMITATIONS

4.1    Shares

(a)    General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan is the sum of (i) the number of shares of Common Stock available under the Plan immediately prior to shareholder approval of this Plan as amended and (ii) 3,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards shall be counted against this limit as 1.8 shares for every share granted. If any Option, Stock Appreciation Right or Other Stock-Based Award that is an Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under this Plan. If any shares of Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards granted under this Plan to a Participant are forfeited for any reason, 1.8 shares of Common Stock shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under this Plan. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under this Plan.

(b)    Individual Participation Limitations. The individual limits on Awards that may be granted under the Plan set forth in this Section 4.1(b) shall be effective for all Awards granted following shareholder approval of the Plan, as amended:

(i)The maximum number of shares of Common Stock subject to Stock Options, Stock Appreciation Rights and other purchase rights constituting Appreciation Awards which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall not exceed 1,500,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations.

(ii)There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of performance criteria in accordance with Section 8.3(b) hereof.

(iii)The individual Participation limitation for Performance‑Based Cash Awards is set forth in Section 11.2(f) of this Plan and the individual Participation limitation for Performance Shares is set forth in Section 9.2(g) of this Plan.

4.2    Changes.

(a)    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.

(b)    In the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin‑off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company (a “Section 4.2 Event”) then the Committee shall make such adjustments consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, to (i) the aggregate number and kind of shares that thereafter may be issued under the Plan, (ii) the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan and (iii) the purchase price thereof, and/or the individual Participant limits set forth or referenced in Section 4.1(b) (other than those based on cash limitations). Any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and assigns. In connection with any Section 4.2 Event, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class of securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c)    Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be eliminated at the time of such adjustment by rounding‑down for any fractional shares. No fractional shares of Common Stock shall be issued under the Plan. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

4.3    Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V.

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1    General Eligibility. All Eligible Employees, Non-Employee Directors and Consultants and prospective Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director.

5.2    Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement. The granting, vesting and exercise of Awards granted to a prospective Eligible Employee, Consultant or Non-Employee Director are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, provided that no Award may be granted to a prospective Eligible Employee, Consultant or Non-Employee Director unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions.

ARTICLE VI.

STOCK OPTIONS

6.1    Stock Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.

6.2    Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options, but not in tandem. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

6.3    Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)    Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)    Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, that (i) no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and (ii) the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)    Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon the attainment of certain financial results or other criteria), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. The Option terms shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, a Stock Option may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be acquired. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price, to the extent authorized by the Committee; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the net withholding of shares of Common Stock through relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f)    Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion, alter or amend Award Agreements to the extent permitted by law, provided that (i) the rights of a Participant are not reduced or adversely affected without his or her consent and (ii) such action does not subject the Stock Options to Section 409A of the Code. Notwithstanding anything herein to the contrary, an Appreciation Award may not be modified to reduce the exercise price thereof nor may a new Option, Stock Appreciation Right or other purchase right at a lower price be substituted for a surrendered Option, Stock Appreciation Right or other purchase right or any repricing of such awards be accomplished through cancellation or repurchase (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(g)    Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

(h)    No Dividends. No dividend equivalents may be paid or advanced with respect to any Appreciation Award.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)    Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.3(a).

(b)    Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)    Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and Section 12.2, and shall be subject to the provisions of Section 6.3(c). Tandem Stock Appreciation Rights granted in connection with an Incentive Stock Option are not exercisable unless the then fair market value of the Common Stock exceeds the exercise price of the tandem Option.

(d)    Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)    Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f)    Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)    Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 12.1 of the Plan.

7.3    Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)    Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)    Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee; provided that no Non-Tandem Stock Appreciation Right shall be exercisable more than ten (10) years after the date the right is granted.

(c)    Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. The Award terms shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)    Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)    Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

(g)    Termination. Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 12.2 of this Plan.

7.5    Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a “Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive a number of shares of Common Stock equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem

Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII.

RESTRICTED STOCK

8.1    Awards of Restricted Stock. Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times within which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 4.3), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards.

Each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, all unvested Restricted Stock shall be immediately forfeited to the Company and the Company shall be entitled to recover from the Participant an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock that had vested in the period referred to above.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2    Awards and Certificates. An Eligible Employee, Consultant and Non-Employee Director selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)    Purchase Price. The purchase price (if any) of Restricted Stock shall be determined by the Committee, but shall not be less than as permitted under applicable law.

(b)    Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder and all applicable withholding taxes due upon the granting and acceptance of the Award (if any) in accordance with the provisions of Section 16.4.

(c)    Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall, in addition to such legends required by applicable securities laws, be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the GNC Holdings, Inc. (the “Company”) 2015 Stock and Incentive Plan (as the same may be amended or supplemented from time to time), and an Award agreement entered into between the registered owner and the Company dated ____________. Copies of such Plan and Award agreement are on file at the principal office of the Company.”
(d)    Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3    Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)    Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance criteria pursuant to Section 8.3(b) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. Notwithstanding the foregoing, the restriction period applicable to Restricted Stock shall, in the case of a time based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance based restriction period, be not less than one year; and the Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine; provided, however, except in the case of death, Disability, retirement, involuntary termination other than for Cause, or Change in Control, the Committee will not accelerate the vesting of, or waive the restrictions with respect to, Restricted Stock.

(b)    Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (i) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (ii) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto. The Committee may in its discretion also determine to use other objective performance measures than those set forth in Exhibit A hereto for Restricted Stock Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

(c)    Rights as Stockholder. Except as provided in this subsection and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

(d)    Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(e)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE IX.

PERFORMANCE SHARES

9.1    Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, all unvested Performance Shares shall be immediately forfeited to the Company and the Company shall be entitled to recover from the Participant an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

9.2    Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)    Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance criteria established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)    Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)    Objective Performance Goals, Formulae or Standards. The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code, (i) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (ii) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto. The Committee may in its discretion also determine to use other objective performance measures that those set forth in Exhibit A hereto for Performance Shares that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

(d)    Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant; provided further that no dividends shall be payable with respect to Performance Shares unless the objective performance goals associated with such Award are achieved.

(e)    Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)    Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g)    Maximum Payments. The maximum number of shares payable under any Performance Share Awards during any fiscal year of the Company to each Eligible Employee or Consultant shall be 150,000 shares, subject to adjustment as provided in the Plan. In the case of multi-year Performance Periods, the number of shares payable in any one year is the number of shares paid for the Performance Period divided by the number of years in the Performance Period. In applying this limit, the number of shares paid to a participant is measured as of the close of the applicable year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent year or years.

ARTICLE X.

OTHER STOCK-BASED AWARDS

10.1    Other Awards. Other Stock-Based Awards (including, without limitation, restricted stock units) may be granted either alone or in addition to or other Awards granted under the Plan to all eligible Participants pursuant to Article V. Each Other Stock-Based Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Other-Stock Based Award or the date of the Participant’s Termination, any unvested portion of such Award shall be immediately forfeited to the Company and the Company shall be entitled to recover from the Participant an amount equal to any gain the Participant realized from any such Award that had vested in the period referred to above.

10.2    Committee. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (i) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (ii) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto. The Committee may in its discretion also determine to use other objective performance measures than those set forth in Exhibit A hereto for Other Stock-Based Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

10.3    Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)    Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)    Dividends. Unless otherwise determined by the Committee at the time of award, subject to the provisions of the Award agreement or grant letter and the Plan, the recipient of an Award under this Article X shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, provided, however, no dividend equivalents may be paid or advanced with respect to any purchase right.

(c)    Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)    Price. The exercise price of any Other Stock-Based Awards constituting an Appreciation Award may not be less than the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted. Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article X may be issued for no cash consideration (except for the exercise price of an Appreciation Award); and may be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(e)    Payment. The form of payment for the Other Stock-Based Awards shall be specified in the Award agreement.

(f)    Vesting. Restricted stock units shall be subject to any minimum vesting requirements applicable to restricted stock awards as set forth in Section 8.3(a).

ARTICLE XI.

PERFORMANCE-BASED CASH AWARDS

11.1    Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to other Awards granted under this Plan. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, Performance-Based Cash Awards shall be made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award. The Committee may also provide for the payment of a dollar amount under a Performance-Based Cash Award upon the completion of a specified Performance Period.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 11.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

Subject to Section 11.2(c), for any Participant the Committee may, in its sole discretion, specify a targeted Performance-Based Cash Award for a Performance Period (each an “Individual Target Award”). An Individual Target Award may be expressed, at the Committee’s sole discretion, as a fixed dollar amount, a percentage of the Participant’s base pay, as a percentage of a bonus pool funded by a formula as determined by the Committee based on achievement of performance criteria, or an amount determined pursuant to an objective formula or standard. The Committee’s establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for or any other Participant for that Performance Period or any subsequent Performance Period. At the time the performance criteria are established (as provided in Section 11.2(c)), the Committee shall prescribe a formula to be used to determine the maximum and minimum percentages (which may be greater or less than one-hundred percent (100%), as applicable) of an Individual Target Award that may be earned or payable based upon the degree of attainment of the performance criteria during the Performance Period. Notwithstanding anything else herein, unless otherwise specified by the Committee with respect to an Individual Target Award, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance criteria; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable performance criteria shall be permitted for any Performance Period in which a Change of Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change of Control, with regard to individuals who were Participants at the time of the Change of Control.

11.2    Terms and Conditions. Performance-Based Cash Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)    Committee Certification. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the performance criteria established pursuant to Section 11.2(c) are achieved and, if applicable, the percentage of the Participant’s Individual Target Award that has been vested and earned.

(b)    Waiver of Limitation. In the event of the Participant’s retirement (other than with respect to Performance-Based Cash Awards that are intended to comply with Section 162(m) of the Code), Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code), the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

(c)    Objective Performance Goals, Formulae or Standards. The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance-Based Cash Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code, (i) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (ii) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto. The Committee may in its discretion also determine to use other objective performance measures than those set forth in Exhibit A hereto for Performance-Based Cash Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

(d)    Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be paid to the Eligible Employee or his legal representative, in accordance with the terms and conditions set forth in Performance-Based Cash Award agreement, but in no event, except as provided in the next sentence, shall such amount be paid by no later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends; or (ii) two and one-half (2½) months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period the Committee may (x) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (y) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). To the extent applicable, any deferral under this Section 11.2(d) shall be made in a manner intended to comply with the applicable requirements of Section 409A of the Code.

(e)    Termination. Unless otherwise determined by the Committee, in its sole discretion, no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid.

(f)    Maximum Payments. The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of performance criteria in accordance with Section 11.2(c) to each Eligible Employee or Consultant shall be $5,000,000; provided, however, that the foregoing limit shall be adjusted on a proportionate basis for any Performance-Based Cash Award with a Performance Period that is not based on one (1) fiscal year of the Company. In the case of multi-year Performance Periods, the amount which is payable in any one year is the amount paid for the Performance Period divided by the number of years in the Performance Period. In applying this limit, the amount of cash paid to a participant is measured as of the close of the applicable year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent year or years.

ARTICL XII

NON‑TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/
CONSULTANCY/DIRECTORSHIP WITH RESPECT TO APPRECIATION AWARDS

12.1    Non-Transferability.

(a)    Except as otherwise specifically provided herein, no Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.

(b)    Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 12.1 is Transferable to a Family Member by gift in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the Stock Option agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a Permissible Transferee of a Stock Option

or a Permissible Transferee pursuant to a Transfer after the exercise of the Stock Option shall be subject to the terms of the Plan and the Stock Option agreement.

12.2    Termination. The following rules apply with regard to the Termination of a Participant.

(a)    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

(i)    Termination by Reason of Death or Disability. If a Participant’s Termination is by reason of death or Disability, all Stock Options and other Appreciation Awards that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options and other Appreciation Awards.

(ii)    Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options and other Appreciation Awards that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 60 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options and other Appreciation Awards.

(iii)    Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2)), all Stock Options and other Appreciation Awards that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 60 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options and other Appreciation Awards.

(iv)Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in subsection (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options and other Appreciation Awards, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)Unvested Stock Options and other Appreciation Awards. Stock Options and other Appreciation Awards that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

ARTICLE XIII.

CHANGE IN CONTROL PROVISIONS

13.1    Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award agreement shall otherwise provide, in the event the employment of a Participant is terminated by the Company and its Affiliates without “Cause”, as defined in this Section 13.1, within two years following the occurrence of a Change in Control of the Company,

(i)    all of such Participant’s Stock Options and other Appreciation Awards which are then outstanding hereunder shall become fully vested and exercisable, and

(ii)    all restrictions with respect to shares of Restricted Stock or shares represented by Restricted Stock Units or Other Stock-Based Awards of such Participant which are then outstanding hereunder shall lapse, and such Shares shall be fully vested, issued and nonforfeitable; provided, however, that if the Awards are subject to Section 409A of the Code and the Change in Control is not a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company under Section 409A of the Code (a “409A Change in Control”), the Restricted Stock Units and Other Stock-Based Awards shall remain payable on the date(s) provided in the underlying Award agreement and provisions of the Plan.

Notwithstanding any other provision of this Plan to the contrary, and unless the applicable Award agreement shall otherwise provide, if a Change in Control occurs prior to the end of any Performance Period, with respect to all Performance‑Based Cash Awards, Performance Shares and other performance-based awards of such Participant which are then outstanding hereunder, all uncompleted Performance Periods shall terminate, the target level of performance set forth with respect to each criteria upon which Performance Goals are based for such Performance‑Based Cash Awards, Performance Shares and other performance‑based awards shall be deemed to have been attained and a pro rata portion (based on the ratio of (i) the number of full and partial months which have elapsed from the beginning of the Performance Period through the Change in Control to (ii) the number of months originally contained in the Performance Period) of each such Performance‑Based Cash Award, Performance Share and other performance‑based award shall become vested and the remainder of each such Performance‑Based Cash Award, Performance Shares and other performance‑based awards shall be forfeited. If the Awards are subject to Section 409A of the Code and the Change in Control is not a 409A Change in Control, such Awards shall remain payable on the date(s) provided in the underlying Award agreement and provisions of the Plan. Solely for purposes of this Section 13.1, following a Change in Control, “Cause” means any termination of employment where it can be shown that the Participant has (i) willfully failed to perform his or her employment duties for the Company or an Affiliate, (ii) willfully engaged in conduct that is materially injurious to the Company or an Affiliate, monetarily or otherwise, or (iii) committed acts that constitute a felony under applicable federal or state law or constitute common law fraud. For purposes of this definition, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company or Affiliate.
Except as otherwise provided by the Committee in an Award agreement, in the event of a Change in Control of the Company after the Effective Date, the Committee may, but shall not be obligated to provide for the cancellation of any Appreciation Awards without payment if the Change in Control Price (as defined below) is less than the exercise price of such Appreciation Awards; and/or provide for a limited time period during which Appreciation Awards may be exercised and/or for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards; and/or provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto). For purposes of this Article XIII, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that such price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

ARTICLE XIV

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code as described below), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that if the Committee, in its sole discretion, determines that the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may be adversely impaired, the consent of such Participant shall be required; and provided further, without the approval of the stockholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would:
(a)    increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than due to an adjustment under Section 4.2);

(b)    increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) and Section 9.2(f) (except by operation of Section 4.2) and Section 11.2(f);

(c)    change the classification of individuals eligible to receive Awards under the Plan;

(d)    other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options, Stock Appreciation Rights or other Appreciation Awards or to cancel outstanding Stock Options, Stock Appreciation Rights or other Appreciation Awards (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Stock Options, Stock Appreciation Rights or other Appreciation Awards with an exercise price that is less than the exercise price of the original Stock Options, Stock Appreciation Rights or other Appreciation Awards;

(e)    extend the maximum Stock Option period under Section 6.3;

(f)    alter the Performance Goals set forth in Exhibit A;

(g)    award any Stock Option, Stock Appreciation Right or other Appreciation Award in replacement of a canceled Stock Option, Stock Appreciation Right or other Appreciation Award with a higher exercise price;

(h)    require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or Section 422 of the Code to the extent applicable to Incentive Stock Options or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company; or

(i)    otherwise require stockholder approval pursuant to the rules of any stock exchange on which the Company’s securities are then listed or traded.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent. Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any

Award granted hereunder at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law. Nothing in the Plan is intended to provide a guarantee of particular tax treatment to any Participant.
ARTICLE XV.

UNFUNDED PLAN

The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVI.

GENERAL PROVISIONS

16.1    Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.
16.2    Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.3    No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company, its stockholders or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

16.4    Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the advanced consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable in connection with an Award or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

16.5    Listing and Other Conditions.

(a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Award with respect to such shares shall be suspended until such listing has been effected.

(b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 16.5, an Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)    A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.6    Choice of Forum.
(a)    Unless otherwise specified in an Award agreement, it shall be a condition of each Award that the Company and the Participant irrevocably submit to the exclusive jurisdiction of any state or federal court located in Pittsburgh, Pennsylvania over any suit, action or proceeding arising out of or relating to or concerning the Plan or the Award. By accepting an Award, the Participant acknowledges that the forum designated by this Section 16.6(a) has a reasonable relation to the Plan, any applicable Award and the Participant’s relationship with the Company. Notwithstanding the foregoing, nothing herein shall preclude the Company from bringing any suit, action or proceeding in any other court for the purpose of enforcing the provisions of this Section 16.6(a).
(b)    By accepting an Award, (i) the Participant waives, to the fullest extent permitted by applicable law, any objection which the Participant may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 16.6(a), (ii) the Participant undertakes not to commence any action arising out of or relating to or concerning any Award in any forum other than a forum described in Section 16.6(a) and (iii) the Participant agrees that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Participant and the Company.

(c)    Unless otherwise specified in an Award agreement, by accepting an Award, the Participant irrevocably appoints each General Counsel of the Company as his or her agent for service of process in connection with any suit, action or proceeding arising out of or relating to or concerning this Plan or any Award, who shall promptly advise the Participant of any such service or process.
(d)    Unless otherwise specified in an Award agreement, by accepting an Award, the Participant agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in this Section 16.6 other than as required by law or order of court, and except that the Participant may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to his legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

16.7    Governing Law. The Plan and the actions taken in connection herewith shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.

16.8    Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

16.9    Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

16.10    Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Award granted hereunder.

16.11    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and Awards granted to individual Participants need not be the same.

16.12    Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its sole discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

16.13    Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b‑3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

16.14    Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

16.15    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

16.16    Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

16.17    Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

16.18    No Rights as Stockholder. Except as provided in Article VIII with respect to Restricted Stock or Article X with respect to Other Stock-Based Awards, subject to the provisions of the Award agreement, no Participant or Permissible Transferee shall have any rights as a stockholder of the Company with respect to any Award until such individual becomes the holder of record of the shares of Common Stock underlying the Award.

16.19    Section 409A of the Code. The Company does not guarantee the particular tax treatment of an Award granted under this Plan. Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.20    Consideration. Awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of an Award to be made to a new Eligible Employee, Non-Employee Director, or Consultant who has not performed prior services for the Company, the Company will require payment of the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with Delaware General Corporation Law.

ARTICLE XVII.

EFFECTIVE DATE OF PLAN

The effective date and date of adoption of the Plan as amended and restated shall be April 2, 2015, provided that the adoption of the Plan by the Board is approved by a majority of the votes cast at a duly held meeting of stockholders held on or prior to April 1, 2016 at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting.
ARTICLE XVIII.

TERM OF PLAN

No Awards may be granted under the Plan subsequent to April 2, 2025. Absent additional stockholder approval, no Restricted Stock, Performance Shares, Other Stock-Based Awards, Performance-Based Cash Awards or other Awards based upon Performance Goals set forth on Exhibit A and intended to qualify under Section 162(m) of the Code may be granted under the Plan subsequent to the Company’s annual meeting of stockholders in 2020. In the event that any such Award is granted, the Award shall be a valid Award but it shall not qualify for the “performance‑based compensation” exception under Section 162(m) of the Code unless it is granted subject to the approval of, and is approved by, the stockholders at the first stockholder meeting following such grant.

Exhibit A

EXHIBIT A
PERFORMANCE GOALS
A.    Performance Goals. Performance goals established for purposes of the grant, vesting or payment of Awards of Restricted Stock, Performance Shares, Other Stock-Based Awards, or Performance-Based Cash Awards that are intended to be “performance-based” under Section 162(m) of the Code shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following criteria (“Performance Goals”):
(a)    enterprise value or value creation targets;

(b)	after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company;

(c)    operational cash flow or economic value added;

(d)
specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, or other capital structure improvements, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

(e)    earnings per share or earnings per share from continuing operations;

(f)	sales (domestic and/or international), operating performance and revenues, net income, gross margin, operating income or earnings before income tax or other exclusions;

(g)	return on capital employed, return on invested capital, or return on assets;

(h)	total shareholder return, including after-tax or pre-tax return on stockholder equity;

(i)	the fair market value or book value of the shares of the Company’s Common Stock;

(j)	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization;

(k)    a transaction that results in the sale of stock or assets of the Company;

(l)	earnings before interest, taxes plus amortization and depreciation;

(m)	reduction in expenses or cost savings;

(n)	strategic objectives including management development, new product development and introduction;

(o)	individual Participant goals and objectives, including management development, new product development and introduction; or

(p)	any financial metric set forth herein or in the Company’s financial statements as a percentage of another financial metric.

To the extent permitted under Section 162(m) of the Code, unless the Committee otherwise determines, in its sole discretion, that appropriate adjustment should be made to reflect the impact of an event or occurrence, the Committee shall exclude the impact of any of the following events or occurrences:

(i)	restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges;

(ii)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management;

(iii)	a change in tax law or accounting standards required by generally accepted accounting principles; or

(iv)	a change in the Company’s fiscal year.

Performance Goals may also be based upon individual Participant performance criteria, as determined by the Committee, in its sole discretion.
In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or affiliate, subsidiary, division, other operational unit, business segment or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation). To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:
(x)    designate additional business criteria on which the performance criteria may be based; or

(y)    adjust, modify or amend the aforementioned business criteria.

B.    GAAP. Except as otherwise provided herein, the measures used in Performance Goals shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q.
C.    Deviations from GAAP. To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are established.

GNC HOLDINGS, INC.
300 SIXTH AVENUE
PITTSBURGH, PA 15222

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Michael G. Archbold
02 Jeffrey P. Berger
03 Alan D. Feldman
04 Michael F. Hines
05 Amy B. Lane
06 Philip E. Mallott
07 Robert F. Moran
08 C. Scott O'Hara
09 Richard J. Wallace

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	Proposal	For	Against	Abstain
2	The approval, by non-binding vote, of the compensation paid to the Company's named executive officers in 2014, as disclosed in the proxy materials	☐	☐	☐
3	Approval of the adoption of the Company's Amended and Restated 2015 Stock and Incentive Plan	☐	☐	☐
4	The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company's 2015 fiscal year	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

02 0000000000

0000241778_1 R1.0.0.51160

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

GNC HOLDINGS, INC.
Annual Meeting of Stockholders
May 21, 2015 8:00 AM ET
This proxy is solicited by the Board of Directors

The Stockholder(s) hereby appoint(s), Tricia K. Tolivar and James M. Sander, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this ballot, all of the shares of common stock of GNC HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM ET, on May 21, 2015, at Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania 15219, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000241778_2 R1.0.0.51160

Continued and to be signed on reverse side